Exhibit 10.4

PLACEMENT AGENCY AGREEMENT

October 4, 2010

Spencer Trask Ventures, Inc.
535 Madison Avenue
12th Floor
New York, New York 10022

Re:          InVivo Therapeutics Corporation and Design Source, Inc.

Ladies and Gentlemen:

This Placement Agency Agreement ("Agreement") sets forth the terms upon which Spencer Trask Ventures, Inc., a Delaware corporation, and a registered broker-dealer and member of the Financial Industry Regulatory Authority ("FINRA") (the “Placement Agent”), shall be engaged by InVivo Therapeutics Corporation, a Delaware corporation (“InVivo”) and Design Source, Inc., a Nevada corporation (“Pubco”), to act as exclusive Placement Agent in connection with the private placement (the “Offering”) of units (“Units”) of securities of Pubco, each Unit consisting of (i) one share of common stock, par value $0.00001 per share (the “Common Stock”), of Pubco (the “Shares”) and (ii) one warrant (the “Warrants”), with each Warrant entitling the holder to purchase one share of Common Stock for a five-year period at an exercise price of $1.40 per share.  The Offering will consist of a minimum of 7,000,000 Units ($7,000,000) (the “Minimum Amount”).  The Bridge Note Conversion Amount, as defined below, will be taken into account in determining whether the sale of the Minimum Amount has been achieved.  In the event the Offering is oversubscribed, InVivo and the Placement Agent may, in their mutual discretion, sell up to 3,000,000 additional Units for an aggregate purchase price of $3,000,000 (the “Over-allotment”), provided however, that the Over-Allotment may be increased by up to an additional 100% ($6,000,000 total) at the mutual discretion of InVivo and the Placement Agent..  Concurrently with the initial closing of the Offering, a wholly-owned subsidiary of Pubco will merge with and into InVivo and, with the proceeds of the Offering, continue the existing operations of InVivo as a wholly owned subsidiary of Pubco (the “Reverse Merger” or “Merger”).

As part of or in conjunction with the Reverse Merger, Pubco will issue shares of its Common Stock, warrants and options to InVivo’s then-existing securityholders and to the investors in the Offering as further described in the Memorandum (as hereinafter defined).  As used in this Agreement, unless the context otherwise requires, the term “Company” refers to Pubco and InVivo on a combined basis after giving effect to the Offering and the Reverse Merger.

The purchase price for the Units will be $1.00 per Unit (the “Offering Price”), with a minimum investment of 100,000 Units; provided, however, that subscriptions in lesser amounts may be accepted in InVivo’s and Placement Agent’s joint discretion.  The Placement Agent shall accept subscriptions only from (i) persons or entities who qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under Section 4(2) of the Securities Act of 1933, as amended (the “Act”) and (ii) persons or entities who were offered and purchased the Units in an Offshore Transaction (as such term is defined in Regulation S (“Regulation S”) as promulgated by the SEC under the Act) and who are not U.S. Persons (as such term is defined in Regulation S) and are not acting for the account or benefit of a person in the United States or a U.S. Person. The Units will be offered until the earlier of the time that all Units offered in the Offering are sold or November 15, 2010 (“Initial Offering Period”), which date may be extended by the Placement Agent and InVivo in their joint discretion until December 31, 2010 (this additional period and the Initial Offering Period shall be referred to as the “Offering Period”).  The date on which the Offering is terminated shall be referred to as the “Termination Date.”

With respect to the Offering, InVivo and Pubco shall provide the Placement Agent, on terms set forth herein, the right to offer and sell all of the Units being offered. It is understood that no sale shall be regarded as effective unless and until accepted by the Company.  The Company may, in its sole discretion, accept or reject, in whole or in part, any prospective investment in the Units or allot to any prospective subscriber less than the number of Units that such subscriber desires to purchase.  Purchases of Units may be made by the Placement Agent and its officers, directors, employees and affiliates. All such purchases, together with purchases by officers, directors, employees and affiliates of InVivo or Pubco, may be used to satisfy the Minimum Amount if the Minimum Amount has not been subscribed for on or before the end of the Offering Period.

The Offering will be made by Pubco solely pursuant to the Memorandum, which at all times will be in form and substance reasonably acceptable to Pubco, InVivo, the Placement Agent and their respective counsel and contain such legends and other information as Pubco, InVivo, the Placement Agent and their respective counsel, may, from time to time, deem necessary and desirable to be set forth therein.  “Memorandum” as used in this Agreement means Pubco’s Confidential Private Placement Memorandum dated on or about October 4, 2010, inclusive of all annexes, and all amendments, supplements and appendices thereto.

1.           Appointment of Placement Agent.  On the basis of the representations and warranties provided herein, and subject to the terms and conditions set forth herein, the Placement Agent is appointed as exclusive Placement Agent of InVivo and Pubco during the Offering Period to assist InVivo and Pubco in finding qualified subscribers for the Offering.  The Placement Agent may sell Units through other broker-dealers who are FINRA members and may reallow all or a portion of the Agent Compensation (as defined in Section 3(b) below) it receives to such other broker-dealers.  On the basis of such representations and warranties and subject to such terms and conditions, the Placement Agent hereby accepts such appointment and agrees to perform its services hereunder diligently and in good faith and in a professional and businesslike manner and to use its reasonable efforts to assist InVivo and Pubco in (A) finding subscribers of Units who either (i) qualify as “accredited investors,” as such term is defined in Rule 501 of Regulation D, or (ii) were offered and purchased the Units outside the United States in an Offshore Transaction (as such term is defined in Regulation S) and who are not U.S. Persons (as such term is defined in Regulation S) and are not acting for the account or benefit of a person in the United States or a U.S. Person and (B) completing the Offering.  The Placement Agent has no obligation to purchase any of the Units.  Unless sooner terminated in accordance with this Agreement, the engagement of the Placement Agent hereunder shall continue until the later of the Termination Date or the Final Closing (as defined below).

2.           Representations, Warranties and Covenants of InVivo.  The representations and warranties of InVivo (as used in this Section 2, “InVivo” refers to InVivo Therapeutics Corporation  and its subsidiaries) contained in this Section 2 are true and correct as of the date of this Agreement and InVivo covenants as follows, as applicable.

(a) The Memorandum has been prepared by InVivo, in conformity with all applicable laws, and is in compliance with Regulation D, Regulation S and Section 4(2) of the Act and the requirements of all other rules and regulations (the “Regulations”) of the SEC relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Placement Agent notifies InVivo that the Units are to be offered and sold excluding any foreign jurisdictions.  The Units will be offered and sold pursuant to the registration exemption provided by Regulation D, Regulation S and Section 4(2) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those United States jurisdictions in which the Placement Agent notifies InVivo that the Units are being offered for sale.  None of InVivo, its affiliates, or any person acting on its or their behalf (other than the Placement Agent, its affiliates or any person acting on its behalf, in respect of which no representation is made) has taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Rule 506 of Regulation D, Rule 903 of Regulation S or Section 4(2) of the Act, or knows of any reason why any such exemption would be otherwise unavailable to it (including, without limitation, any Directed Selling Efforts (as such term is defined in Regulation S)).  None of InVivo, its predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Section 503 of Regulation D.  InVivo has not, for a period of six months prior to the commencement of the offering of Units, sold, offered for sale or solicited any offer to buy any of its securities in a manner that would be integrated with the offer and sale of the Units pursuant to this Agreement, would cause the exemption from registration set forth in Rule 506 of Regulation D to become unavailable with respect to the offer and sale of the Units pursuant to this Agreement in the United States or to, by or for the benefit or account of, U.S. Persons, or would cause the exclusion from registration provided by Rule 903 of Regulation S to become unavailable for offers and sales of the Units pursuant to this Agreement outside the United States to non-U.S. Persons.

                (b) The Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading: provided, however, the foregoing does not apply to any statements or omissions made solely in reliance on and in conformity with written information furnished to InVivo by Pubco or the Placement Agent specifically for use in the preparation thereof.  To the knowledge of InVivo, none of the statements, documents, certificates or other items made, prepared or supplied by InVivo with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.  There is no fact which InVivo has not disclosed in the Memorandum and of which InVivo is aware that materially adversely affects or that could reasonably be expected to have a material adverse effect on the (i) assets, liabilities, results of operations, condition (financial or otherwise), business or business prospects of InVivo or (ii) ability of InVivo to perform its obligations under this Agreement (“InVivo Material Adverse Effect”).  Notwithstanding anything to the contrary herein, InVivo makes no representation or warranty with respect to any estimates, projections and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and other forecasts and plans) that may have been delivered to the Placement Agent or its representatives or that are contained in the Memorandum, except that such estimates, projections and other forecasts and plans have been prepared in good faith on the basis of assumptions stated therein, which assumptions were believed to be reasonable at the time of such preparation.

(c) InVivo has all requisite corporate power and authority to conduct its business as presently conducted and as proposed to be conducted (as described in the Memorandum), to enter into and perform its obligations under this Agreement, and the other agreements contemplated hereby (this Agreement and the other agreements contemplated hereby that InVivo is executing and delivering hereunder are collectively referred to herein as the “InVivo Transaction Documents”).  Prior to the First Closing (as defined below), each of the InVivo Transaction Documents (other than this Agreement, which has already been authorized) will have been duly authorized.  This Agreement has been duly authorized, executed and delivered and constitutes, and each of the other InVivo Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of InVivo, enforceable against InVivo in accordance with their respective terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect related to laws affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of InVivo’s obligations to provide indemnification and contribution remedies under the securities laws and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(d)  None of the execution and delivery of or performance by InVivo under this Agreement or any of the other InVivo Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of InVivo under any agreement or other instrument to which InVivo is a party or by which InVivo or its assets may be bound, or any term of the certificate of incorporation or by-laws of InVivo, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to InVivo or any of its assets, except in the case of a conflict, violation, lien, charge or other encumbrance (except with respect to InVivo’s Certificate of Incorporation or By-laws) which would not, or could not reasonably be expected to, have an InVivo Material Adverse Effect.

               (e) InVivo’s financial statements, together with the related notes, if any, included in the Memorandum, present fairly, in all material respects, the financial position of InVivo as of the dates specified and the results of operations for the periods covered thereby.  Such financial statements and related notes were prepared substantially in accordance with United States generally accepted accounting principles applied on a consistent basis throughout the periods indicated, except that the unaudited financial statements omit full notes, and except for normal year end adjustments.  Except as set forth in such financial statements or otherwise disclosed in the Memorandum, InVivo has no known material liabilities of any kind, whether accrued, absolute or contingent, or otherwise, and subsequent to the date of the Memorandum and prior to the date of the First Closing it shall not enter into any material transactions or commitments without promptly thereafter notifying the Placement Agent in writing of any such material transaction or commitment.  The other financial and statistical information with respect to InVivo and any pro forma information and related notes included in the Memorandum present fairly the information shown therein on a basis consistent with the financial statements of InVivo included in the Memorandum. InVivo does not know of any facts, circumstances or conditions which could materially adversely affect its operations, earnings or prospects that have not been fully disclosed in the Memorandum.

                (f) The conduct of business by InVivo as presently and proposed to be conducted is not subject to continuing oversight, supervision, regulation or examination by any governmental official or body of the United States, or any other jurisdiction wherein InVivo conducts or proposes to conduct such business, except as described in the Memorandum and except as such regulation is applicable generally to enterprises involved in the business in which InVivo is engaged.  InVivo has obtained all material licenses, permits and other governmental authorizations necessary to conduct its business as presently conducted.  InVivo has not received any notice of any violation of, or noncompliance with, any federal, state, local or foreign laws, ordinances, regulations and orders (including, without limitation, those relating to environmental protection, occupational safety and health, securities laws, equal employment opportunity, consumer protection, credit reporting, “truth-in-lending”, and warranties and trade practices) applicable to its business, the violation of, or noncompliance with, would have an InVivo Material Adverse Effect, and InVivo knows of no facts or set of circumstances which could give rise to such a notice.

                (g) No default by InVivo or, to the knowledge of InVivo, any other party, exists in the due performance under any material agreement to which InVivo is a party or to which any of its assets is subject (collectively, the “InVivo Agreements”).  The InVivo Agreements disclosed in the Memorandum are the only material agreements to which InVivo is bound or by which its assets are subject, are accurately described in the Memorandum and are in full force and effect in accordance with their respective terms, subject to any applicable bankruptcy, insolvency or other laws affecting the rights of creditors generally and to general equitable principles and the availability of specific performance.

                (h) Subsequent to the respective dates as of which information is given in the Memorandum, InVivo has operated its business in the ordinary course and, except as may otherwise be set forth in the Memorandum, there has been no: (i) InVivo Material Adverse Effect; (ii) transaction otherwise than in the ordinary course of business consistent with past practice; (iii) issuance of any securities (debt or equity) or any rights to acquire any such securities other than pursuant to equity incentive plans approved by its Board of Directors; (iv) damage, loss or destruction, whether or not covered by insurance, with respect to any asset or property of InVivo; or (v) agreement to permit any of the foregoing.

                (i) Except as set forth in the Memorandum, there are no actions, suits, claims, hearings or proceedings pending before any court or governmental authority or, to the knowledge of InVivo, threatened, against InVivo, or involving its assets or any of its officers or directors (in their capacity as such) which, if determined adversely to InVivo or such officer or director, could reasonably be expected to have an InVivo Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the Merger Agreement (as hereinafter defined) or the enforceability thereof.

                (j)  InVivo is not: (i) in violation of its Certificate of Incorporation or By-laws; (ii) in default of any indenture, mortgage, deed of trust, note or other agreement or instrument to which InVivo is a party or by which it is or may be bound or to which any of its assets may be subject, the default of which could reasonably be expected to have an InVivo Material Adverse Effect; (iii) in violation of any statute, rule or regulation applicable to InVivo, the violation of which would have an InVivo Material Adverse Effect; or (iv) in violation of any judgment, decree or order of any court or governmental body having jurisdiction over InVivo and specifically naming InVivo, which violation or violations individually, or in the aggregate, could reasonably be expected to have an InVivo Material Adverse Effect.

                (k)  Except as disclosed in the Memorandum, as of the date of this Agreement, no current or former stockholder, director, officer or employee of InVivo, nor, to the knowledge of InVivo, any affiliate of any such person is presently, directly or indirectly through his affiliation with any other person or entity, a party to any loan from InVivo or any other transaction (other than as an employee) with InVivo providing for the furnishing of services by, or rental of any personal property from, or otherwise requiring cash payments to any such person.

                (l) InVivo is not obligated to pay, and has not obligated the Placement Agent to pay, a finder’s or origination fee in connection with the Offering (other than to the Placement Agent), and hereby agrees to indemnify the Placement Agent from any such claim made by any other person as more fully set forth in Section 8 hereof.  InVivo has not offered for sale or solicited offers to purchase the Units except for negotiations with the Placement Agent.

                (m)  Until the earlier of (i) the Termination Date and (ii) the Final Closing (as hereinafter defined), InVivo will not issue any press release, grant any interview, or otherwise communicate with the media in any manner whatsoever with respect to the Offering without the Placement Agent’s prior written consent, which consent will not unreasonably be withheld or delayed.

(n)  For the benefit of the Placement Agent, InVivo hereby incorporates by reference all of the representations and warranties contained in Article II, and its covenants contained in Article IV, of that certain Agreement and Plan of Merger and Reorganization to be entered into prior to the Closing by and among Pubco, InVivo and InVivo Therapeutics Acquisition Corp. (the “Merger Agreement”), in each case with the same force and effect as if specifically set forth herein.

(o) No representation or warranty contained in Section 2 of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein not misleading in the context of such representations and warranties.

                2A.      Representations, Warranties and Covenants of Pubco.  The representations and warranties of Pubco (as used in this Section 2A, “Pubco” refers to Design Source, Inc. and its subsidiaries) contained in this Section 2A are true and correct as of the date of this Agreement.

(a) The Memorandum has been prepared in conformity with all applicable laws, and is in compliance with Regulation D, the Act and the requirements of all other Regulations of the SEC relating to offerings of the type contemplated by the Offering, and the applicable securities laws and the rules and regulations of those jurisdictions wherein the Placement Agent notifies Pubco that the Units are to be offered and sold excluding any foreign jurisdictions.  The Units will be offered and sold pursuant to the registration exemptions provided by Regulation D, Regulation S and Section 4(2) of the Act as a transaction not involving a public offering and the requirements of any other applicable state securities laws and the respective rules and regulations thereunder in those United States jurisdictions in which the Placement Agent notifies Pubco that the Units are being offered for sale.  None of Pubco, its affiliates, or any person acting on its or their behalf (other than the Placement Agent, its affiliates or any person acting on its behalf, in respect of which no representation is made) has taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Rule 506 of Regulation D, Rule 903 of Regulation S or Section 4(2) of the Act, or knows of any reason why any such exemption would be otherwise unavailable to it (including, without limitation, any Directed Selling Efforts (as such term is defined in Regulation S)).  None of Pubco, its predecessors or affiliates has been subject to any order, judgment or decree of any court of competent jurisdiction temporarily, preliminarily or permanently enjoining such person for failing to comply with Section 503 of Regulation D.  Pubco has not, for a period of six months prior to the commencement of the offering of Units, sold, offered for sale or solicited any offer to buy any of its securities in a manner that would be integrated with the offer and sale of the Units pursuant to this Agreement, would cause the exemption from registration set forth in Rule 506 of Regulation D to become unavailable with respect to the offer and sale of the Units pursuant to this Agreement in the United States or to, by or for the benefit or account of, U.S. Persons, or would cause the exclusion from registration provided by Rule 903 of Regulation S to become unavailable for offers and sales of the Units pursuant to this Agreement outside the United States to non-U.S. Persons.

                (b) As to Pubco only, the Memorandum does not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading: provided, however, the foregoing does not apply to any statements or omissions made solely in reliance on and in conformity with written information furnished to Pubco by InVivo or the Placement Agent specifically for use in the preparation thereof.  To the knowledge of Pubco, none of the statements, documents, certificates or other items made, prepared or supplied by Pubco with respect to the transactions contemplated hereby contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements contained therein not misleading in light of the circumstances in which they were made.  There is no fact which Pubco has not disclosed in the Memorandum and of which Pubco is aware that materially adversely affects or that could reasonably be expected to have a material adverse effect on the prospects, condition (financial or otherwise), operations or assets of Pubco (a “Pubco Material Adverse Effect”).  Notwithstanding anything to the contrary herein, Pubco makes no representation or warranty with respect to any estimates, projections and other forecasts and plans (including the reasonableness of the assumptions underlying such estimates, projections and other forecasts and plans) that may have been delivered to the Placement Agent or its representatives by Pubco, except that such estimates, projections and other forecasts and plans have been prepared in good faith on the basis of assumptions stated therein, which assumptions were believed to be reasonable at the time of such preparation.

                (c)  Pubco has all requisite corporate power and authority to conduct its business as presently conducted and as proposed to be conducted (as described in the Memorandum), to enter into and perform its obligations under this Agreement, the Subscription Agreement substantially in the form of Annex A to the Memorandum (the “Subscription Agreement”), the Registration Rights Agreement substantially in the form of Annex B to the Memorandum (the “Registration Rights Agreement”), and the other agreements contemplated hereby (this Agreement, the Subscription Agreement, the Registration Rights Agreement and the other agreements contemplated hereby that Pubco is required to execute and deliver are collectively referred to herein as the “Pubco Transaction Documents”) and subject to necessary Board and stockholder approvals, to issue, sell and deliver the Units, the shares of Common Stock underlying the Units, and the shares of Common Stock issuable upon exercise of the Warrants (the “Warrant Shares”), the Agent Warrants (as defined in Section 3(b)) and the Agent Warrant Shares (as defined in Section 3(b)).  Prior to the First Closing, as defined herein, each of the Pubco Transaction Documents will have been duly authorized.  This Agreement has been duly authorized, executed and delivered and constitutes, and each of the other Pubco Transaction Documents, upon due execution and delivery, will constitute, valid and binding obligations of Pubco, enforceable against Pubco in accordance with their respective terms (i) except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect related to laws affecting creditors’ rights generally, including the effect of statutory and other laws regarding fraudulent conveyances and preferential transfers, and except that no representation is made herein regarding the enforceability of Pubco’s obligations to provide indemnification and contribution remedies under the securities laws and (ii) subject to the limitations imposed by general equitable principles (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(d)  None of the execution and delivery of, or performance by Pubco under this Agreement or any of the other Pubco Transaction Documents or the consummation of the transactions herein or therein contemplated conflicts with or violates, or will result in the creation or imposition of, any lien, charge or other encumbrance upon any of the assets of Pubco under any agreement or other instrument to which Pubco is a party or by which Pubco or its assets may be bound, or any term of the certificate of incorporation or by-laws of Pubco, or any license, permit, judgment, decree, order, statute, rule or regulation applicable to Pubco or any of its assets, except in the case of a conflict, violation, lien, charge or other encumbrance (except with respect to Pubco’s certificate of incorporation or by-laws) which would not, or could not reasonably be expected to, have a Pubco Material Adverse Effect.

                (e) As of the date of the First Closing, Pubco will have the authorized and outstanding capital stock as set forth under the heading “Capitalization” in the Memorandum.  All outstanding shares of capital stock of Pubco are duly authorized, validly issued and outstanding, fully paid and nonassessable.  Except as described in the Memorandum, as of the date of the First Closing: (i) there will be no outstanding options, stock subscription agreements, warrants or other rights permitting or requiring Pubco or others to purchase or acquire any shares of capital stock or other equity securities of Pubco or to pay any dividend or make any other distribution in respect thereof; (ii) there will be no securities issued or outstanding which are convertible into or exchangeable for any of the foregoing and there are no contracts, commitments or understandings, whether or not in writing, to issue or grant any such option, warrant, right or convertible or exchangeable security; (iii) no shares of stock or other securities of Pubco are reserved for issuance for any purpose; (iv) there will be no voting trusts or other contracts, commitments, understandings, arrangements or restrictions of any kind with respect to the ownership, voting or transfer of shares of stock or other securities of Pubco, including, without limitation, any preemptive rights, rights of first refusal, proxies or similar rights, and (v) no person holds a right to require Pubco to register any securities of Pubco under the Act or to participate in any such registration.  As of the date of the First Closing, the issued and outstanding shares of capital stock of Pubco will conform in all material respects to all statements in relation thereto contained in the Memorandum and the Memorandum describes all material terms and conditions thereof.  All issuances by Pubco of its securities have been, at the times of their issuance, exempt from registration under the Act and any applicable state securities laws.

                (f) Immediately prior to the First Closing, the shares of Common Stock underlying the Units, the Warrants, the Warrant Shares, the Agent Warrants and the Agent Warrant Shares will have been duly authorized and, when issued and delivered against payment therefor as provided in the Pubco Transaction Documents, will be validly issued, fully paid and nonassessable.  No holder of any of the shares of Common Stock underlying the Units, the Warrants, the Warrant Shares, the Agent Warrants or the Agent Warrant Shares will be subject to personal liability solely by reason of being such a holder, and except as described in the Memorandum, none of the shares of Common Stock underlying the Units, the Warrants, the Warrant Shares, the Agent Warrants or the Agent Warrant Shares are subject to preemptive or similar rights of any stockholder or security holder of Pubco or an adjustment under the antidilution or exercise rights of any holders of any outstanding shares of capital stock, options, warrants or other rights to acquire any securities of Pubco.  Immediately prior to the First Closing, a sufficient number of authorized but unissued shares of Common Stock will have been reserved for issuance upon the exercise of the Warrants and the Agent Warrants.

                (g) No consent, authorization or filing of or with any court or governmental authority is required in connection with the issuance or the consummation of the transactions contemplated herein or in the other Pubco Transaction Documents, except for required filings with the SEC and the applicable state securities commissions relating specifically to the Offering (all of which filings will be duly made by, or on behalf of, Pubco), other than those which are required to be made after the First Closing (all of which will be duly made on a timely basis).

                (h) Subsequent to the respective dates as of which information is given in the Memorandum, Pubco has operated its business in the ordinary course and, except as may otherwise be set forth in the Memorandum, there has been no: (i) Pubco Material Adverse Effect; (ii) transaction otherwise than in the ordinary course of business consistent with past practice; (iii) issuance of any securities (debt or equity) or any rights to acquire any such securities other than pursuant to equity incentive plans approved by its Board of Directors; (iv) damage, loss or destruction, whether or not covered by insurance, with respect to any asset or property of Pubco; or (v) agreement to permit any of the foregoing.

                (i) Except as set forth in the Memorandum, there are no actions, suits, claims, hearings or proceedings pending before any court or governmental authority or, to the knowledge of Pubco, threatened, against Pubco, or involving its assets or any of its officers or directors (in their capacity as such) which, if determined adversely to Pubco or such officer or director, could not reasonably be expected to have a Pubco Material Adverse Effect or adversely affect the transactions contemplated by this Agreement or the Merger Agreement or the enforceability thereof.

                (j) Pubco is not obligated to pay, and has not obligated the Placement Agent to pay, a finder’s or origination fee in connection with the Offering (other than to the Placement Agent), and hereby agrees to indemnify the Placement Agent from any such claim made by any other person as more fully set forth in Section 8 hereof.  Pubco has not offered for sale or solicited offers to purchase the Units except for negotiations with the Placement Agent.  Except as set forth in the Memorandum, no other person has any right to participate in any offer, sale or distribution of Pubco’s securities to which the Placement Agent’s rights, described herein, shall apply.

                (k)  Neither the sale of the Units by Pubco nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.  Without limiting the foregoing, Pubco is not (a) a person whose property or interests in property are blocked pursuant to Section 1 of Executive Order 13224 of September 23, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism (66 Fed. Reg. 49079 (2001)) or (b) a person who engages in any dealings or transactions, or be otherwise associated, with any such person.  Pubco and its subsidiaries, if any, are in compliance, in all material respects, with the USA Patriot Act of 2001 (signed into law October 26, 2001).

                (l)  Until the earlier of (i) the Termination Date and (ii) the Final Closing (as hereinafter defined), Pubco will not issue any press release, grant any interview, or otherwise communicate with the media in any manner whatsoever with respect to the Offering without the Placement Agent’s prior written consent, which consent will not unreasonably be withheld or delayed.

                (m)  For the benefit of the Placement Agent, Pubco hereby incorporates by reference all of the representations and warranties contained in Article III, and its covenants contained in Article IV, of the Merger Agreement, in each case with the same force and effect as if specifically set forth herein

                (n)  No representation or warranty contained in Section 2A of this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein not misleading in the context of such representations and warranties.

2B.      Representations, Warranties and Covenants of Placement Agent.  The Placement Agent hereby represents and warrants to the Company that the following representations and warranties are true and correct as of the date of this Agreement:

(a)  The Placement Agent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to enter into this Agreement and to carry out and perform its obligations under the terms of this Agreement.

(b)  This Agreement has been duly authorized, executed and delivered by the Placement Agent, and upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of the Placement Agent enforceable against it in accordance with its terms, except as may be limited by principles of public policy and, as to enforceability, subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditor’s rights from time to time in effect and subject to general equity principles.

(c)  The Placement Agent is a member of FINRA and is registered as a broker-dealer under the Exchange Act (as defined below), and under the securities acts of each state into which it is making offers or sales of the Units.  None of the Placement Agent or its affiliates, or any person acting on behalf of the foregoing (other than Pubco, InVivo, its or their affiliates or any person acting on its or their behalf, in respect of which no representation is made) has taken nor will it take any action that conflicts with the conditions and requirements of, or that would make unavailable with respect to the Offering, the exemption(s) from registration available pursuant to Rule 506 of Regulation D, Rule 903 of Regulation S or Section 4(2) of the Act, or knows of any reason why any such exemption would be otherwise unavailable to it.

3.             Placement Agent Compensation.

(a)  In connection with the Offering, the Company will pay at each Closing a cash fee (the “Agent Cash Fee”) to the Placement Agent equal to 10% of the gross proceeds from the sale of the Units consummated at such Closing, which shall include, without limitation, Units issued in consideration for the conversion of $500,000 of principal amount of certain convertible promissory notes of InVivo issued in August/September 2010 (the “Bridge Notes”), together with accrued interest thereon, into Units as contemplated in the Memorandum.  The principal amount and accrued interest on the Bridge Notes at the time of the First Closing is hereinafter referred to as the “Bridge Note Conversion Amount.”

(b)  As additional compensation at each Closing the Company will issue to the Placement Agent (or its designee(s)) for nominal consideration, warrants (the “Agent Warrants;” the Agent Cash Fee and Agent Warrants are sometimes referred to herein collectively as “Agent Compensation”) to purchase shares of Common Stock (the shares of Common Stock issuable upon exercise of the Agent Warrants are hereinafter referred to as the “Agent Warrant Shares” and the Agent Warrants and the Agent Warrant Shares are collectively referred to as the “Agent Securities”).  A form of the Agent Warrant is attached hereto as Exhibit B. The Agent Warrants shall be exercisable for that number of shares of Common Stock equaling 20% of the number of shares of Common Stock (i) included in the Units (including, without limitation, Units issued in consideration of the conversion of the Bridge Notes) at an exercise price of $1.00 per share and (ii) issuable upon exercise of the Warrants at an exercise price of $1.40 (the “Agent Warrants”).  The Agent’s Warrants shall be exercisable until the date that is five (5) years after issuance and shall contain customary weighted average anti-dilution price protection provisions and immediate cashless exercise provisions.

(c)  At each Closing, the Company will pay the Placement Agent a non-accountable expense allowance equal to 3% of the gross proceeds from the sale of the Units consummated at such Closing, including, without limitation, Units issued in consideration of the conversion of the Bridge Notes (the “Agent Expense Allowance”).  The Agent’s Expense Allowance shall not cover Blue Sky Expenses (as defined below).  Placement Agent will not bear any of Pubco’s or InVivo’s respective legal, accounting, printing or other expenses in connection with any transaction contemplated hereby.

(d)  The Company shall also pay and issue to the Placement Agent the Agent Compensation calculated according to the percentages set forth in Sections 3(a) and (b) of this Agreement, if any person or entity contacted by the Placement Agent during the Offering Period (other than existing shareholders of InVivo) and with whom the Placement Agent has discussions regarding a potential investment in the Offering, invests in the Company (other than through open market purchases) and irrespective of whether such potential investor purchased Units in the Offering.  (the “Post-Closing Investors”) at any time prior to the earlier of (i) the date that is eighteen (18) months after the Termination Date or the Final Closing, whichever is applicable, or (ii) six (6) months after the effectiveness of the Registration Statement registering the Shares and shares of Common Stock issuable upon exercise of the Warrants.  The names of potential Post-Closing Investors shall be provided in writing by the Placement Agent to the Company at least one business day prior to the Closing (the “Post Closing Investor List”) and such delivery shall be a condition to the Company’s obligation to close. The Company acknowledges and agrees that the Post-Closing Investor List is proprietary to the Placement Agent, shall be maintained in strict confidence by the Company and those persons/entities on such list shall not be contacted by the Company without the Placement Agent’s prior written consent.  If an event or transaction shall occur that would entitle the Placement Agent to receive both the Agent Compensation and the Finder’s Fee (as such term is defined below), then the Placement Agent shall have the right to elect which fee it shall receive in full satisfaction of the Company’s obligations pursuant to this Section 3(d) and the Finder’s Agreement, as described in Section 3(e) below.

(e)  At the First Closing, the Company and the Placement Agent shall enter into a non-exclusive Finder’s Fee Agreement (the “Finder’s Agreement”), which will provide that, during the eighteen (18) month period following the later of the Termination Date or the First Closing, if the Company or any of its affiliates shall enter into any of the transactions enumerated in the Finder’s Agreement with any party introduced to the Company by the Placement Agent and with whom the Company enters into substantive discussions,  then the Company shall pay or cause to be paid to the Placement Agent a cash finder’s fee (the “Finder’s Fee”) payable in cash at the closing of such transaction, equal to 7% of the first $1 million of consideration paid by or to the Company, plus 6% of the next $1 million of consideration paid by or to the Company, plus 5% of the next $5 million of the consideration paid by or to the Company, plus 4% of the next $1 million paid by or to the Company, plus 3% of the next $1 million paid by or to the Company, plus 2.5% of any consideration paid by or to the Company in excess of $9 million; provided, however, that the Placement Agent will not be entitled to a finder's fee entered into with any party with whom the Company had a pre-existing relationship prior to the date of the specific introduction and who was not introduced to the Company by the Placement Agent.  The Post-Closing Investor List, together with any new introductions that are made following the Closing (to be mutually agreed to by the Company and the Placement Agent) shall serve as the list of parties introduced to the Company by the Placement Agent for purposes of this section.

(f)  In the event the Company elects to redeem the Warrants pursuant to the provisions thereto, the Placement Agent will be engaged as exclusive warrant solicitation agent at least 20 calendar days prior to the time notice of redemption is delivered to holders of Warrants.  The engagement letter will provide for the payment to the Placement Agent of, inter alia, a cash fee of 5% of the exercise price for each warrant exercised that has been solicited by the Placement Agent following a redemption notice.

4.            Subscription and Closing Procedures.

(a)  InVivo and Pubco shall cause to be delivered to the Placement Agent copies of the Memorandum and have each consented, and hereby consent, to the use of such copies for the purposes permitted by the Act and applicable securities laws and in accordance with the terms and conditions of this Agreement, and hereby each authorize the Placement Agent and its agents and employees to use the Memorandum in connection with the sale of the Units until the earlier of (i) the Termination Date or (ii) the Final Closing, and no person or entity is or will be authorized to give any information or make any representations other than those contained in the Memorandum or to use any offering materials other than those contained in the Memorandum in connection with the sale of the Units.

(b)  InVivo and Pubco shall make available to the Placement Agent and its representatives such information as may be reasonably requested in making a reasonable investigation of InVivo and Pubco and their respective affairs and shall provide access to such employees during normal business hours as shall be reasonably requested by the Placement Agent.

(c)  Each prospective purchaser will be required to complete and execute an original omnibus signature page, for each of the Subscription Agreement and the Registration Rights Agreement  (the “Subscription Documents”), which will be forwarded or delivered to the Placement Agent at the Placement Agent’s offices at the address set forth in Section 12 hereof, together with the subscriber’s check or other good funds in the full amount of the purchase price for the number of Units desired to be purchased.

(d)  All funds for subscriptions received from the Offering will be promptly forwarded by the Placement Agent and deposited into a non-interest bearing escrow account (the “Escrow Account”) established for such purpose with Signature Bank (the “Escrow Agent”).  All such funds for subscriptions will be held in the Escrow Account pursuant to the terms of an escrow agreement among Pubco, InVivo, the Placement Agent and the Escrow Agent.  The Company will pay all fees related to the establishment and maintenance of the Escrow Account. Subject to the receipt of subscriptions for the Minimum Amount, the Company will either accept or reject, for any or no reason, the Subscription Documents in a timely fashion and at each Closing Pubco and InVivo will countersign the Subscription Documents and provide duplicate copies of such documents to the Placement Agent for distribution to the subscribers.  The Company, or the Placement Agent on the Company’s behalf, will promptly return to subscribers incomplete, improperly completed, improperly executed and rejected subscriptions and give written notice thereof to the Placement Agent upon such return.

(e)  If subscriptions for at least the Minimum Amount have been accepted prior to the Termination Date, the funds therefor have been collected by the Escrow Agent and all of the conditions set forth elsewhere in this Agreement are fulfilled, a closing shall be held promptly with respect to Units sold (the “First Closing”).  Thereafter and assuming the Placement Agent and the Company so elect, Over-allotment Units will continue to be offered and sold until the Termination Date and additional closings (each a “Closing”) may from time to time be conducted at times mutually agreed to between the Placement Agent and the Company with respect to Over-allotment Units sold, with the final closing (“Final Closing”) to occur within 10 days after the earlier of the Termination Date and the date on which the Over-allotment has been fully subscribed for.  Delivery of payment for the accepted subscriptions for Units from funds held in the Escrow Account will be made at each Closing against delivery of the Shares and Warrants by the Company.  Executed certificates for the Common Stock, Warrants and the Placement Agent Warrants will be in such authorized denominations and, with respect to investors located by the Placement Agent, will be registered in such names as the Placement Agent may request and will be made available to the Placement Agent for checking and packaging at the Placement Agent’s office at each Closing or within five (5) business days following a Closing.

(f) If Subscription Documents for the Minimum Amount have not been received and accepted by the Company on or before the Termination Date for any reason, the Offering will be terminated, no Units will be sold, and the Escrow Agent will, at the request of the Placement Agent, cause all monies received from subscribers for the Units to be promptly returned to such subscribers without interest, penalty, expense or deduction.

5.            Further Covenants.  InVivo and Pubco hereby covenant and agree that:

(a)           Except upon prior written notice to the Placement Agent, neither InVivo nor Pubco shall, at any time prior to the Final Closing, knowingly take any action which would cause any of the representations and warranties made by it in this Agreement not to be complete and correct in all material respects on and as of each Closing Date with the same force and effect as if such representations and warranties had been made on and as of each such date (except to the extent any representation or warranty relates to an earlier date).

(b)           If, at any time prior to the Final Closing, any event shall occur that causes (i) an InVivo Material Adverse Effect or (ii) a Pubco Material Adverse Effect, either of which as a result it becomes necessary to amend or supplement the Memorandum so that the representations and warranties herein remain true and correct in all material respects, or in case it shall be necessary to amend or supplement the Memorandum to comply with Regulation D or any other applicable securities laws or regulations, either InVivo or Pubco, as applicable, will promptly notify the Placement Agent and shall, at its sole cost, prepare and furnish to the Placement Agent copies of appropriate amendments and/or supplements in such quantities as the Placement Agent may reasonably request.  Neither InVivo nor Pubco will at any time before the Final Closing prepare or use any amendment or supplement to the Memorandum of which the Placement Agent will not previously have been advised and furnished with a copy, or which is not in compliance in all material respects with the Act and other applicable securities laws.  As soon as InVivo or Pubco is advised thereof, InVivo or Pubco, as applicable, will advise the Placement Agent and its counsel, and confirm the advice in writing, of any order preventing or suspending the use of the Memorandum, or the suspension of any exemption for such qualification or registration thereof for offering in any jurisdiction, or of the institution or threatened institution of any proceedings for any of such purposes, and InVivo and Pubco, as applicable, will use their best efforts to prevent the issuance of any such order and, if issued, to obtain as soon as reasonably possible the lifting thereof.

(c)           InVivo and Pubco shall comply with the Act, the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations thereunder, all applicable state securities laws and the rules and regulations thereunder in the states in which Placement Agent's Blue Sky counsel has advised the Placement Agent, InVivo and/or Pubco that the Units are qualified or registered for sale or exempt from such qualification or registration, so as to permit the continuance of the sales of the Units, and will file or cause to be filed with the SEC, and shall promptly thereafter forward or cause to be forwarded to the Placement Agent, any and all reports on Form D as are required.

(d)           Pubco shall use best efforts to qualify the Units for sale under the securities laws of such jurisdictions in the United States as may be mutually agreed to by InVivo, Pubco and the Placement Agent, and Pubco will make or cause to be made such applications and furnish information as may be required for such purposes, provided that Pubco will not be required to qualify as a foreign corporation in any jurisdiction or execute a general consent to service of process.  Pubco will, from time to time, prepare and file such statements and reports as are or may be required to continue such qualifications in effect for so long a period as the Placement Agent may reasonably request with respect to the Offering.

(e)           The Company shall place a legend on the certificates representing the Shares, Warrants and the Agent Warrants that the securities evidenced thereby have not been registered under the Act or applicable state securities laws, setting forth or referring to the applicable restrictions on transferability and sale of such securities under the Act and applicable state laws.

(f)           The Company shall apply the net proceeds from the sale of the Units for the purposes substantially as described under the “Use of Proceeds” section of the Memorandum. Except as set forth in the Memorandum, the Company shall not use any of the net proceeds of the Offering to repay indebtedness to officers (other than accrued salaries incurred in the ordinary course of business), directors or stockholders of the Company without the prior written consent of the Placement Agent.

(g)           During the Offering Period, InVivo or Pubco, as applicable, shall afford each prospective purchaser of Units the opportunity to ask questions of and receive answers from an officer of InVivo or Pubco concerning the terms and conditions of the Offering and the opportunity to obtain such other additional information necessary to verify the accuracy of the Memorandum to the extent InVivo or Pubco possesses such information or can acquire it without unreasonable expense.

(h)           Except with the prior written consent of the Placement Agent, InVivo and Pubco shall not, at any time prior to the earlier of the Final Closing or the Termination Date, except as contemplated by the Memorandum (i) engage in or commit to engage in any transaction outside the ordinary course of business as described in the Memorandum, (ii) issue, agree to issue or set aside for issuance any securities (debt or equity) or any rights to acquire any such securities, (iii) incur, outside the ordinary course of business, any material indebtedness, (iv) dispose of any material assets, (v) make any material acquisition or (vi) change its business or operations.

(i)           The Company shall pay all reasonable expenses incurred in connection with the preparation and printing of all necessary offering documents and instruments related to the Offering and the issuance of the Shares, the Warrants and the Agent Warrants and will also pay the Company's own expenses for accounting fees, legal fees and other costs involved with the Offering.  Notwithstanding the foregoing, Pubco’s legal fees shall be limited to a maximum of $145,000.00.  The Company will provide at its own expense such quantities of the Memorandum and other documents and instruments relating to the Offering as the Placement Agent may reasonably request.  In addition, the Company will pay all reasonable filing fees, costs and legal fees for Blue Sky services and related filings and reasonable expenses of counsel (up to $5,000 of legal fees), which $5,000 of legal fees and an additional amount commensurate with the required filing fees shall be paid on or before the First Closing with respect to obtaining Blue Sky exemptions.  Additional amounts, if any, for required filing fees shall be paid at any subsequent Closing, as applicable.  The Blue Sky filings shall be prepared by the Placement Agent’s counsel for the Company’s account.  Further, as promptly as practicable after the Closing, the Company shall prepare, at its own expense, velobound "closing binders" relating to the Offering and will distribute such binders to the individuals designated by counsel to the Placement Agent.

 (j)           Until the earlier of the Termination Date or the Final Closing, neither InVivo nor Pubco nor any person or entity acting on such persons’ behalf will negotiate with any other placement agent or underwriter with respect to a private or public offering of such entity’s debt or equity securities.  Neither InVivo nor Pubco nor anyone acting on such persons’ behalf will, until the earlier of the Termination Date or the Final Closing, without the prior written consent of the Placement Agent, offer for sale to, or solicit offers to subscribe for Shares from, or otherwise approach or negotiate in respect thereof with, any other person.

(k)           Effective upon the sale of the Minimum Amount, the Placement Agent shall have a eighteen (18) month right of first refusal from such date to act as a lead placement agent on any future private placement of the Company’s securities in which the Company seeks to utilize a third party placement agent.  It is understood that if a third party broker-dealer provides the Company with written terms with respect to a future securities offering that the Company wishes to accept during such twelve month period (“Written Offering Terms”), the Company shall promptly present same to the Placement Agent.  The Placement Agent shall have ten (10) business days from its receipt of the Written Offering Terms in which to determine whether or not to accept such offer and, if the Placement Agent refuses, and provided that such financing is consummated (a) with another placement agent or underwriter upon substantially the same terms and conditions as the Written Offering Terms and (b) within two months after the end of the aforesaid ten (10) business day period, this right of first refusal shall thereafter be forfeited and terminated; provided, however, if the financing is not consummated under the conditions of clauses (a) and (b) above, then the right of first refusal shall once again be reinstated under the same terms and conditions set forth in this Section 6(i) during the remainder of such eighteen (18) month period.

 (l)           Effective with the First Closing, the Company will, at Placement Agent’s option and if so requested by Placement Agent, recommend and use its best efforts to appoint and elect one designee of Placement Agent, at the option of Placement Agent, as a member of its Board of Directors; such designee, if elected or appointed, shall attend meetings of the Board and receive no more or less compensation than is paid to other non-management directors of the Company and shall be entitled to receive reimbursement for all reasonable costs incurred in attending such meetings including, but not limited to, food, lodging and transportation.  To the extent permitted by law, the Company will agree to indemnify Placement Agent’s designee for the actions of such designee as a director of the Company.  In the event the Company maintains a liability insurance policy affording coverage for the acts of its officers and directors, it will agree to include Placement Agent’s designee as an insured under such policy.  If Placement Agent does not exercise its option to designate such member of the Company's Board of Directors, Placement Agent shall nonetheless have the right to send a representative (who need not be the same individual from meeting to meeting) to observe each meeting of the Board of Directors.  The Company agrees to give Placement Agent notice of each such meeting (or copies of any consents in lieu of meetings) and to provide Placement Agent with an agenda and minutes of the meeting no later than it gives such notice and provides such items to the directors.  The foregoing board nominee right shall be in place for a two year period following the Final Closing.

6.             Conditions of Placement Agent’s Obligations.  The obligations of the Placement Agent hereunder to effect a Closing are subject to the fulfillment, at or before each Closing, of the following additional conditions:

(a)           Each of the representations and warranties made by InVivo and Pubco qualified as to materiality shall be true and correct at all times prior to and on each Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct as of such earlier date, and the representations and warranties made by InVivo and Pubco not qualified as to materiality shall be true and correct in all material respects at all times prior to and on each Closing Date, except to the extent any such representation or warranty expressly speaks as of an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date.

 (b)          InVivo and Pubco shall have performed and complied in all material respects with all agreements, covenants and conditions required to be performed and complied with by it at or before the Closing.

(c)           The Memorandum did not, and as of the date of any amendment or supplement thereto will not, include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)           No order suspending the use of the Memorandum or enjoining the Offering or sale of the Units shall have been issued, and no proceedings for that purpose or a similar purpose shall have been initiated or pending, or, to the best of InVivo’s and Pubco’ knowledge, be contemplated or threatened.

(e)           The Placement Agent shall have received a certificate of the Chief Executive Officer of each of InVivo and Pubco, dated as of the Closing Date, certifying, as to the fulfillment of the conditions set forth in subparagraphs (a), (b), (c) and (d) above.

(f)           InVivo and Pubco shall have delivered to the Placement Agent: (i) a good standing certificate dated as of a date within 10 days prior to the Closing Date from the secretary of state of its jurisdiction of incorporation; and (ii) resolutions of InVivo's and Pubco's Board of Directors approving this Agreement and the transactions and agreements contemplated by this Agreement, the Merger Agreement and the Memorandum, certified by the Chief Executive Officer of InVivo and Pubco, and (iii) resolutions of InVivo's shareholders and InVivo Acquisition Corp.’s Board of Directors and shareholders approving the Merger Agreement and the transactions and agreements contemplated by the Merger Agreement.

(g)           At each Closing, the Company shall pay and/or issue to the Placement Agent the Agent Compensation and Agent Expense Allowance earned in such Closing.

(h)           InVivo shall deliver to the Placement Agent a signed opinion of Meister Selig & Fein LLP, counsel to InVivo, dated as of the Closing Date, substantially in the form annexed hereto as Exhibit A-1.  Pubco shall deliver to the Placement Agent a signed opinion of Gottbetter & Partners, LLP, counsel to Pubco, dated as of the Closing Date, substantially in the form annexed hereto as Exhibit A-2.

(i)           All proceedings taken at or prior to the Closing in connection with the authorization, issuance and sale of the Shares, the Warrants and the Agent Warrants will be reasonably satisfactory in form and substance to the Placement Agent and its counsel, and such counsel shall have been furnished with all such documents, certificates and opinions as it may reasonably request upon reasonable prior notice in connection with the transactions contemplated hereby.

(j)           The Reverse Merger per the terms of the Merger Agreement shall have been consummated.

(k)           Lock-up agreements with all of InVivo’s existing officers and directors and stockholders who own in the aggregate 5% of the fully-diluted ownership of InVivo prior to the First Closing, in form and substance reasonably acceptable to the Placement Agent and consistent with the terms set forth in the Memorandum, shall have been executed and delivered to the Placement Agent.

(l)           Master Services Agreement with the Placement Agent in form and substance reasonably acceptable to the Placement Agent and consistent with the terms set forth in the Memorandum.

7.           Conditions of Pubco’s and InVivo’s Obligations.  The obligations of Pubco and InVivo hereunder to effect a Closing are subject to the fulfillment, at or before each Closing, of the following additional conditions:

(a)           Each of the representations and warranties made by Placement Agent herein being true and correct as of each Closing Date.

(b)           Lock-up agreements with each of Adam Stern and related parties of the Placement Agent and Adam Stern that purchased shares of Pubco Common Stock,  in form and substance reasonably acceptable to InVivo and consistent with the terms set forth in the Memorandum, shall have been executed and delivered to the Company.

8.            Indemnification.

(a)           Pubco and InVivo severally if the Merger does not occur, and jointly and severally following the consummation of the Merger,  will: (i) indemnify and hold harmless the Placement Agent, its agents and their respective officers, directors, employees, selected dealers and each person, if any, who controls the Placement Agent within the meaning of the Act and such agents (each an “Indemnitee” or a "Placement Agent Party") against, and pay or reimburse each Indemnitee for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which will, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys’ fees, including appeals), to which any Indemnitee may become subject (x) under the Act or otherwise, in connection with the offer and sale of the Units and (y) as a result of the breach of any representation, warranty or covenant made by either InVivo or Pubco herein, regardless of whether such losses, claims, damages, liabilities or expenses shall result from any claim by any Indemnitee or by any third party; and  (ii) reimburse each Indemnitee for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, action, proceeding or investigation; provided, however, that Pubco and InVivo will not be liable in any such case to the extent that any such claim, damage or liability is finally judicially determined to have resulted exclusively from (A) an untrue statement or alleged untrue statement of a material fact made in the Memorandum, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, made solely in reliance upon and in conformity with written information furnished to Pubco and/or InVivo by the Placement Agent specifically for use in the Memorandum or (B) any violations by the Placement Agent of the Act or state securities laws which does not result from a violation thereof by InVivo, Pubco, or any of their respective affiliates.  In addition to the foregoing agreement to indemnify and reimburse, Pubco and InVivo jointly and severally will indemnify and hold harmless each Indemnitee against any and all losses, claims, damages, liabilities or expenses whatsoever (or actions or proceedings or investigations in respect thereof), joint or several (which shall, for all purposes of this Agreement, include, but not be limited to, all reasonable costs of defense and investigation and all reasonable attorneys' fees, including appeals) to which any Indemnitee may become subject insofar as such costs, expenses, losses, claims, damages or liabilities arise out of or are based upon the claim of any person or entity that he or it is entitled to broker’s or finder’s fees from any Indemnitee in connection with the Offering, other than fees due to the Placement Agent.  The foregoing indemnity agreements will be in addition to any liability Pubco and InVivo may otherwise have.

(b)           The Placement Agent will indemnify and hold harmless Pubco and InVivo, their respective officers, directors, and each person, if any, who controls such entity within the meaning of the Act against, and pay or reimburse any such person for, any and all losses, claims, damages, liabilities or expenses whatsoever (or actions, proceedings or investigations in respect thereof) to which Pubco or InVivo or any such person may become subject under the Act or otherwise, whether such losses, claims, damages, liabilities or expenses shall result from any claim of Pubco, InVivo or any such person who controls Pubco or InVivo within the meaning of the Act or by any third party, but only to the extent that such losses, claims, damages or liabilities are based upon any untrue statement or alleged untrue statement of any material fact contained in the Memorandum made in reliance upon and in conformity with information contained in the Memorandum relating to the Placement Agent, or an omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in either case, if made or omitted in reliance upon and in conformity with written information furnished to Pubco or InVivo by the Placement Agent, specifically for use in the preparation thereof.  The Placement Agent will reimburse the Company or any such person for any legal or other expenses reasonably incurred in connection with investigating or defending against any such loss, claim, damage, liability or action, proceeding or investigation to which such indemnity obligation applies.  The foregoing indemnity agreements are in addition to any liability which the Placement Agent may otherwise have.

                   (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, claim, proceeding or investigation (the “Action”), such indemnified party, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, will notify the indemnifying party of the commencement thereof, but the omission to so notify the indemnifying party will not relieve it from any liability that it may have to any indemnified party under this Section 8 unless the indemnifying party has been substantially prejudiced by such omission.  The indemnifying party will be entitled to participate in and, to the extent that it may wish, jointly with any other indemnifying party, to assume the defense thereof subject to the provisions herein stated, with counsel reasonably satisfactory to such indemnified party.  The indemnified party will have the right to employ separate counsel in any such Action and to participate in the defense thereof, but the fees and expenses of such counsel will not be at the expense of the indemnifying party if the indemnifying party has assumed the defense of the Action with counsel reasonably satisfactory to the indemnified party, provided, however, that if the indemnified party shall be requested by the indemnifying party to participate in the defense thereof or shall have concluded in good faith and specifically notified the indemnifying party either that there may be specific defenses available to it that are different from or additional to those available to the indemnifying party or that such Action involves or could have a material adverse effect upon it with respect to matters beyond the scope of the indemnity agreements contained in this Agreement, then the counsel representing it, to the extent made necessary by such defenses, shall have the right to direct such defenses of such Action on its behalf and in such case the reasonable fees and expenses of such counsel in connection with any such participation or defenses shall be paid by the indemnifying party.  No settlement of any Action against an indemnified party will be made without the consent of the indemnifying party and the indemnified party, which consent shall not be unreasonably withheld or delayed in light of all factors of importance to such party, and no indemnifying party shall be liable to indemnify any person for any settlement of any such claim effected without such indemnifying party’s consent.

9.            Contribution.  To provide for just and equitable contribution, if: (i) an indemnified party makes a claim for indemnification pursuant to Section 8 hereof and it is finally determined, by a judgment, order or decree not subject to further appeal that such claims for indemnification may not be enforced, even though this Agreement expressly provides for indemnification in such case; or (ii) any indemnified or indemnifying party seeks contribution under the Act, the Exchange Act, or otherwise, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Placement Agent on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses (or actions in respect thereof), as well as any other relevant equitable considerations.  The relative benefits received by the Company on the one hand and the Placement Agent on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total Agent Cash Fees received by the Placement Agent.  The relative fault, in the case of an untrue statement, alleged untrue statement, omission or alleged omission will be determined by, among other things, whether such statement, alleged statement, omission or alleged omission relates to information supplied by the Company or by the Placement Agent, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement, alleged statement, omission or alleged omission.  The Company and the Placement Agent agree that it would be unjust and inequitable if the respective obligations of the Company and the Placement Agent for contribution were determined by pro rata allocation of the aggregate losses, liabilities, claims, damages and expenses or by any other method or allocation that does not reflect the equitable considerations referred to in this Section 9.  No person guilty of a fraudulent misrepresentation (within the meaning of Section 10(f) of the Act) will be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.  For purposes of this Section 9, each person, if any, who controls the Placement Agent within the meaning of the Act will have the same rights to contribution as the Placement Agent, and each person, if any, who controls the Company within the meaning of the Act will have the same rights to contribution as the Company, subject in each case to the provisions of this Section 9.  Anything in this Section 9 to the contrary notwithstanding, no party will be liable for contribution with respect to the settlement of any claim or action effected without its written consent.  This Section 9 is intended to supersede, to the extent permitted by law, any right to contribution under the Act, the Exchange Act or otherwise available.

10.           Termination.

(a) The Offering may be terminated by the Placement Agent at any time prior to the expiration of the Offering Period in the event that: (i) any of the representations, warranties or covenants of the InVivo or Pubco contained herein or in the Memorandum shall prove to have been false or misleading in any material respect when actually made; (ii) InVivo or Pubco shall have failed to perform any of its material obligations hereunder or under any other InVivo Transaction Document, Pubco Transaction Document or any other transaction document; (iii) there shall occur any event, within the control of either InVivo or Pubco, that could materially adversely affect the transactions contemplated hereunder or the ability of InVivo or Pubco to perform hereunder; or (iv) the Placement Agent determines that it is reasonably likely that any of the conditions to Closing set forth herein will not, or cannot, be satisfied.  In the event of any such termination by the Placement Agent pursuant to clauses (i), (ii) or (iii) of this Section 10(a), the Placement Agent shall be entitled to receive from the breaching party, within five (5) business days of the Termination Date, in addition to other rights and remedies it may have hereunder, at law or otherwise, an amount equal to the sum of (x) $100,000 and (y) reimbursement of documented out-of-pocket expenses of the Placement Agent incurred through the date of such termination up to the sum of $25,000 (collectively, the “Termination Amount”).  In the event of a termination by the Placement Agent under Section 10(a)(iv), the Placement Agent shall not be entitled to any further compensation pursuant to these termination provisions.

(b)  This Offering may be terminated by Pubco and InVivo on a joint basis only at any time prior to the expiration of the Offering Period (i) in the event that the Placement Agent shall have failed to perform any of its material obligations hereunder or (ii) on account of the Placement Agent’s fraud, illegal or willful misconduct or gross negligence.  In the event of any such termination pursuant to this Section 10(b), the Placement Agent shall not be entitled to any further compensation pursuant to these termination provisions.

(c)  In the event Pubco or InVivo unilaterally decides for any reason (other than pursuant to Section 10(b) above or Section 10(d) below) to terminate the Offering at any time prior to the First Closing (the “Unilateral Termination”), the Placement Agent shall be entitled to receive from the terminating party the greater of (i) $200,000 or (ii) the Agent Cash Fee and Agent Expense Allowance calculated based on amounts in escrow at the time of termination (this (ii) hereinafter the “Fee/Expense Escrow Amount”) (such applicable amount the “Unilateral Termination Amount”).  In addition, if within twelve (12) months after the Unilateral Termination, either Pubco or InVivo conduct a public or private offering of its securities or enters into a letter of intent with respect to the foregoing, then upon the closing of any such transaction, the terminating party shall pay the Placement Agent in cash, within five (5) business days of the closing of any such transaction an amount equal to 2% of the gross proceeds from such private or public offering (the “Additional Unilateral Termination Amount”).

(d) This Offering may be terminated upon mutual agreement of Pubco, InVivo and the Placement Agent at any time prior to the expiration of the Offering Period.  If the Offering is terminated pursuant to this Section 10(d), then in cases in which no Closing had been theretofore consummated, each party shall pay its own respective expenses.

(e)  Before any termination by the Placement Agent under Section 10(a) or by Pubco and InVivo under Section 10(b) shall become effective, the terminating party shall give written notice to the other party of its intention to terminate the Offering (the “Termination Notice”).  The Termination Notice shall specify the grounds for the proposed termination. If the specified grounds for termination, or their resulting adverse effect on the transactions contemplated hereby, are curable, then the other party shall have ten (10) days from the Termination Notice within which to remove such grounds or to eliminate all of their material adverse effects on the transactions contemplated hereby; otherwise, the Offering shall terminate.

(f)  In the event that a majority of the InVivo’s capital stock or assets is sold, or InVivo is merged with or merges with or into another entity or otherwise combined with or acquired, or enters into a letter of intent or memorandum of understanding with respect to any of the foregoing, within one year after the Offering is terminated, then upon the closing of any such transaction, InVivo or its successor shall pay the Placement Agent in cash, within five (5) business days of the closing of any such transaction, an amount equal to three percent (3%) of the total consideration received or receivable by InVivo or any of its officers, directors or stockholders in connection with such transaction (the “Transaction Fee”); provided, however, the Transaction Fee shall be payable only in the event that the Offering was terminated as a result of a Unilateral Termination.  Notwithstanding the foregoing, however, if an event or transaction shall occur that would entitle the Placement Agent to receive both the the Unilateral Termination Amount and the Transaction Fee, then the Placement Agent may elect which of the two such fees, but may elect only one of such fees, it shall collect from InVivo.  In the event that the Placement Agent has elected to receive the Unilateral Termination Amount in accordance with this Section 10, and subsequently an event or transaction occurs that would have entitled the Placement Agent to receive a Transaction Fee in excess of such Unilateral Termination Amount, then the Placement Agent may require InVivo to pay it the difference between the Unilateral Termination Amount already paid and the amount of the Transaction Fee to which it otherwise would have been entitled to receive from InVivo.

(g) In addition to all amounts payable and remedies provided above, in the event of any termination prior to the consummation of a Closing hereunder, InVivo shall compensate the Placement Agent in the sum of $65,000 for its finders fee for the Bridge Note Offering.

           (h)  Upon any termination pursuant to this Section 10, the Placement Agent and Pubco will instruct Escrow Agent to cause all monies received with respect to the subscriptions for Units not accepted by the Company to be promptly returned to such subscribers without interest, penalty or deduction.

11.          Survival.

               (a) The obligations of the parties to pay any costs and expenses hereunder and to provide indemnification and contribution as provided herein shall survive any termination hereunder.  In addition, the provisions of Sections 3(d), and 8 through 16 shall survive the sale of the Units or any termination of the Offering hereunder.

               (b) The respective indemnities, covenants, representations, warranties and other statements of Pubco, InVivo and the Placement Agent set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of, and regardless of any access to information by, Pubco, InVivo or the Placement Agent, or any of their officers or directors or any controlling person thereof, and will survive the sale of the Units or any termination of the Offering hereunder for a period of four years from the earlier to occur of the Final Closing or the termination of the Offering.
.

             12.             Notices.  All communications hereunder will be in writing and, except as otherwise expressly provided herein or after notice by one party to the other of a change of address, if sent to the Placement Agent, will be mailed, delivered or telefaxed and confirmed to Spencer Trask Ventures, Inc., 535 Madison Avenue, 18th Floor, New York, New York 10022, Attention: John Heidenreich, President, telefax number (212) 888-9103, with a copy to: Littman Krooks LLP, 655 Third Avenue, 20th Floor, New York, New York 10017, Attn: Steven D. Uslaner, Esq., telefax number (212) 490-2990, if sent to InVivo or the Company, will be mailed, delivered or telefaxed and confirmed to InVivo Therapeutics Corporation One Broadway, 14th Floor, Cambridge, Ma. 02142, Attn: Frank M. Reynolds, President, telefax number (617) 225-4430, with a copy to Meister Selig & Fein LLP, Two Grand Central Tower, 140 East 45th  Street, 19th Floor, New York, NY 10017, Attn: Mitchell L. Lampert, Esq., telefax number (212) 655-3535 and if sent to Pubco, will be mailed, delivered or telefaxed and confirmed to Design Source, Inc., 100 Europa Drive, Suite 455, Chapel Hill, NC 27517, Attn: Peter Reichard, President, telefax number (919) 933-2730, with a copy to Gottbetter & Partners, LLP, 488 Madison Ave., 12th Floor, New York, NY 10022, Attn: Scott E. Rapfogel, Esq., telefax number (212) 400-6901.

13.  Governing Law, Jurisdiction.  This Agreement shall be deemed to have been made and delivered in New York City and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York without regard to principles of conflicts of law thereof.  Any and all disputes, controversies or claims arising out of or relating to this Agreement, or the breach, termination or invalidity thereof, shall be finally and exclusively resolved by arbitration in accordance with the Arbitration Rules of the American Arbitration Association (“AAA”) as at present in force. The arbitration shall take place in New York City, the State of New York. The parties hereby submit themselves to the exclusive jurisdiction of the arbitration tribunal in the City of New York, the State of New York under the auspices of AAA. To the extent permitted by law, the award of the arbitrators may include, without limitation, one or more of the following: a monetary award, a declaration of rights, an order of specific performance, an injunction, and/or a reformation of the contract. The decision of the arbitrators shall be final and binding upon the parties hereto, and judgment on the award may be entered in any court having jurisdiction over the subject matter thereof. The cash expenses of the arbitration (including without limitation reasonable fees and expenses of counsel, experts and consultants) shall be borne by the party against whom the decision of the arbitrators is rendered; provided that if a party prevails only partially, such party shall be entitled to be reimbursed for such costs and expenses in the proportion that the dollar amount successfully claimed by the prevailing party bears to the aggregate dollar amount claimed.

14.           Miscellaneous.  No provision of this Agreement may be changed or terminated except by a writing signed by the party or parties to be charged therewith.  Unless expressly so provided, no party to this Agreement will be liable for the performance of any other party’s obligations hereunder.  Either party hereto may waive compliance by the other with any of the terms, provisions and conditions set forth herein; provided, however, that any such waiver shall be in writing specifically setting forth those provisions waived thereby.  No such waiver shall be deemed to constitute or imply waiver of any other term, provision or condition of this Agreement. Neither party may assign its rights or obligations under this Agreement to any other person or entity without the prior written consent of the other party.

15.           Entire Agreement; Severability.  This Agreement together with any other agreement referred to herein supersedes all prior understandings and written or oral agreements between the parties with respect to the Offering and the subject matter hereof. If any portion of this Agreement shall be held invalid or unenforceable, then so far as is reasonable and possible (i) the remainder of this Agreement shall be considered valid and enforceable and (ii) effect shall be given to the intent manifested by the portion held invalid or unenforceable.

16.           Counterparts.  This Agreement may be executed in multiple counterparts, each of which may be executed by less than all of the parties and shall be deemed to be an original instrument which shall be enforceable against the parties actually executing such counterparts and all of which together shall constitute one and the same instrument. The exchange of copies of this Agreement and of signature pages by facsimile transmission shall constitute effective execution and delivery of this Agreement as to the parties and may be used in lieu of the original Agreement for all purposes. Signatures of the parties transmitted by facsimile shall be deemed to be their original signatures for all purposes.

[Signatures on following page.]

If the foregoing is in accordance with your understanding of the agreement among Pubco, InVivo and the Placement Agent, kindly sign and return this Agreement, whereupon it will become a binding agreement among Pubco, InVivo and the Placement Agent in accordance with its terms.

INVIVO THERAPEUTICS CORPORATION

By:	/s/ Frank Reynolds
Frank Reynolds
Chief Executive Officer

DESIGN SOURCE, INC.

By:	/s/ Peter Reichard
Peter Reichard
President and Chief Executive Officer

Accepted and agreed to this
____ day of September, 2010:

SPENCER TRASK VENTURES, INC.

By:	/s/ John Heidenreich
John Heidenreich
President

Exhibit A-1

Form of Opinion-InVivo Counsel

2.1           InVivo (the term "Company" when used herein, refers to InVivo) has been duly organized as a corporation and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Memorandum and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction where the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the business (as currently conducted), financial condition, prospects or results of operation of the Company (a "Material Adverse Effect").

2.2           The authorized capital stock of the Company on the date hereof consists of (i) [_______________] shares of Common Stock, [$0.___] par value per share, and (ii) [_________________] shares of Preferred Stock, [$0.____] par value per share.

2.3           The execution and delivery by InVivo of the Transaction Documents to which it is a party and the consummation by InVivo of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of InVivo and duly executed and delivered by InVivo.  Each of the Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of InVivo, enforceable against InVivo in accordance with its terms.

2.4           The execution and delivery by InVivo of the Transaction Documents1 to which it is a party and the consummation by InVivo of the transactions contemplated thereby will not (i) violate the provisions of the Delaware General Corporation Law or any United States federal or state law, rule or regulation known to us to be currently applicable to InVivo or (ii) violate the provisions of InVivo's Certificate of Incorporation or By-Laws; (iii) violate any judgment, decree, order or award known to us of any court, governmental body or arbitrator having jurisdiction over InVivo; or (iv) result in the breach or termination of any material term or provision of an agreement known to us to which InVivo is a party, except in any such case where the breach or violation would not have a Material Adverse Effect on InVivo or its ability to perform its obligations under the Transaction Documents.

2.5           To our knowledge, there is no action, proceeding or litigation pending or threatened against InVivo before any court, governmental or administrative agency or body.

2.6           Either (i) no consent, approval or authorization of, or other action by, and no notice to or filing with, any United States federal or state governmental authority on the part of InVivo is required in connection with the valid execution and delivery of the Transaction Documents to which it is a party and the consummation by InVivo of the transactions contemplated thereunder, except for (A) the filing of a Form D that may be filed with the United States Securities and Exchange Commission; (B) any filings under the securities laws of the various jurisdictions in which the Shares, Warrants and Placement Agent Warrants are being offered and sold in the Offering; and (C) any filings relating to public disclosure of the transactions contemplated by the Transaction Documents, or (ii) any required consent, approval, authorization, action or filing has been obtained, performed or made by InVivo.

1  Transaction Documents should include the Placement Agency Agreement, Escrow Deposit Agreement, the Merger Agreement,  Warrant, Placement Agent Warrant; Registration Rights Agreement, Subscription Agreements.

Exhibit A-2
Form of Opinion-Pubco Counsel

[
2.1           InVivo Therapeutics Holdings Corp. (the term "Company" when used herein, refers to InVivo Therapeutics Holdings Corp.) has been duly organized as a corporation and is validly existing and in good standing under the laws of the jurisdiction of its incorporation, has full corporate power and authority to own, lease and operate its properties and conduct its business as described in the Company’s Annual Report on Form 10-K for the year ended March 31, 2010 and is duly qualified as a foreign corporation for the transaction of business and is in good standing in each jurisdiction where the conduct of its business makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the business (as currently conducted), financial condition, prospects or results of operation of the Company (a "Material Adverse Effect").

2.2           The authorized capital stock of the Company on the date hereof consists of (i) [_______________] shares of Common Stock, [$0.___] par value per share, and (ii) [_________________] shares of Preferred Stock, [$0.____] par value per share. All outstanding shares of capital stock of the Company have been duly authorized and are validly issued, fully paid and non-assessable.

2.3           The Shares, the Warrants, the Placement Agent Warrants, and the shares of Common Stock issuable upon exercise of the Warrants and the Placement Agent Warrants have been duly authorized for issuance by all necessary corporate action on the part of the Company. The Shares and the shares of Common Stock issuable upon exercise of the Warrants and the Placement Agent Warrants when issued, sold and delivered against payment therefore in accordance with the provisions of the Memorandum, the Subscription Agreements, the Warrants or the Placement Agent Warrants, as applicable, will be duly and validly issued, fully paid and non-assessable. The issuance of the Shares, the Warrants and the Placement Agent Warrants and the shares of Common Stock issuable upon exercise of the Warrants and the Placement Agent Warrants are not subject to any statutory or, to our knowledge, contractual or other preemptive rights. A sufficient number of authorized but unissued shares of Common Stock have been reserved for issuance upon exercise of the Warrants and the Placement Agent Warrants.

2.4           The execution and delivery by the Company of the Transaction Documents to which they are a party and the consummation by the Company of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company, and duly executed and delivered by the Company, as applicable. Each of the Transaction Documents to which it is a party constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

2.5           The execution and delivery by the Company of the Transaction Documents2 to which they are a party and the consummation by the Company of the transactions contemplated thereby will not (i) violate the provisions of the Delaware General Corporation Law or any United States federal or state law, rule or regulation known to us to be currently applicable to the Company,  (ii) violate the provisions of the Company's Certificate of Incorporation or By-Laws; (iii) violate any judgment, decree, order or award known to us of any court, governmental body or arbitrator having jurisdiction over the Company; or (iv) result in the breach or termination of any material term or provision of an agreement known to us to which the Company is a party, except in any such case where the breach or violation would not have a Material Adverse Effect on the Company or its ability to perform its obligations under the Transaction Documents.

2  Transaction Documents should include the Placement Agency Agreement, Escrow Deposit Agreement, the Merger Agreement,  Warrant, Placement Agent Warrant; Registration Rights Agreement, Subscription Agreements.

2.6           Assuming that the Shares were sold only to "accredited investors" (as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended ("1933 Act")) and the Placement Agent complied in all material respects with Regulation D and the terms and conditions of the Offering set forth in the Placement Agency Agreement and the Memorandum, such sales were made in conformity in all material respects with the requirements of Section 4(2) of the 1933 Act and Regulation D, and with the requirements of all other United States federal regulations applicable to the Company currently in effect relating to private offerings of securities of the type made in the Offering.

2.7           To our knowledge, there is no action, proceeding or litigation pending or threatened against the Company before any court, governmental or administrative agency or body.

2.8           Either (i) no consent, approval or authorization of, or other action by, and no notice to or filing with, any United States federal or state governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Transaction Documents to which it is a party and the consummation by the Company of the transactions contemplated thereunder, except for (A) the filing of a Form D that may be filed with the United States Securities and Exchange Commission; (B) any filings under the securities laws of the various jurisdictions in which the Shares, Warrants and Placement Agent Warrants are being offered and sold in the Offering; and (C) any filings relating to public disclosure of the transactions contemplated by the Transaction Documents, or (ii) any required consent, approval, authorization, action or filing has been obtained, performed or made by the Company.

We have not verified, and are not passing upon and do not assume any responsibility for, the accuracy, completeness or fairness of the statements contained in the Private Placement Memorandum.  We have, however, in the course of the preparation of the Private Placement Memorandum as counsel to InVivo Therapeutics Holdings Corp. participated in discussions with your representatives and those of InVivo Therapeutics Holdings Corp.  in which the business affairs of the Company and the contents of the Private Placement Memorandum were discussed.  On the basis of information that we gained in the course of the representation of the Company in connection with the preparation of the Private Placement Memorandum and our participation in the discussions referred to above, we believe that based on such information and participation, nothing has come to our attention that causes us to believe that the Private Placement Memorandum as of its date or as of the date hereof contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that we express no opinion as to any information concerning InVivo Therapeutics Corporation, contained in the Memorandum, the financial statements, including the notes and schedules thereto, or any other financial, statistical or accounting information included in, or omitted from, the Private Placement Memorandum).
as to any information concerning Pubco contained in the Memorandum.

Exhibit B\
Form of Placement Agent Warrant

Warrant Certificate No. ___

NEITHER THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES ISSUABLE UPON THE EXERCISE OF THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

Effective Date: [ ], 2010	Void After: [ ], 2015

INVIVO THERAPEUTICS HOLDINGS CORP.

WARRANT TO PURCHASE COMMON STOCK

InVivo Therapeutics Holdings Corp., a Nevada corporation (the “Company”), for value received on [              ], 2010 (the “Effective Date”), hereby issues to [          ] (the “Holder” or “Warrant Holder”) this Warrant (the “Warrant”) to purchase, [        ] shares (each such share as from time to time adjusted as hereinafter provided being a “Warrant Share” and all such shares being the “Warrant Shares”) of the Company’s Common Stock (as defined below), at the Exercise Price (as defined below), as adjusted from time to time as provided herein, on or before [   ], 2015 (the “Expiration Date”), all subject to the following terms and conditions. This Warrant was issued pursuant to that certain Placement Agency Agreement dated September __, 2010 among the Company, InVivo Therapeutics Corporation and Spencer Trask Ventures, Inc.(the “Placement Agency Agreement”) and in connection with the Company’s private offering to accredited investors of its securities in accordance with, and subject to, the terms and conditions described in that certain Confidential Private Placement Memorandum, dated September [__], 2010, as the same may be amended and supplemented from time to time (the “Private Placement Memorandum”).

As used in this Warrant, (i) “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York, New York, are authorized or required by law or executive order to close; (ii) “Common Stock” means the common stock of the Company, par value $0.00001 per share, including any securities issued or issuable with respect thereto or into which or for which such shares may be exchanged for, or converted into, pursuant to any stock dividend, stock split, stock combination, recapitalization, reclassification, reorganization or other similar event; (iii) “Exercise Price” means $1.00 per share [PLEASE NOTE THAT THE OTHER PA WARRANT WILL BE AT $1.40] of Common Stock, subject to adjustment as provided herein; (iv) “Trading Day” means any day on which the Common Stock is traded (or available for trading) on its principal trading market; (v) “Affiliate” means any person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, a person, as such terms are used and construed in Rule 144 promulgated under the Securities Act of 1933, as amended (the “Securities Act”) and (vi) “Warrantholders” means the holders of Warrants issued pursuant to the Placement Agency Agreement.

1.	DURATION AND EXERCISE OF WARRANTS

(a)           Exercise Period.  The Holder may exercise this Warrant in whole or in part on any Business Day on or before 5:00 P.M., Eastern Time, on the Expiration Date, at which time this Warrant shall become void and of no value.

(b)	Exercise Procedures.

(i)           While this Warrant remains outstanding and exercisable in accordance with Section 1(a), in addition to the manner set forth in Section 1(b)(ii) below, the Holder may exercise this Warrant in whole or in part at any time and from time to time by:

(A)           delivery to the Company of a duly executed copy of the Notice of Exercise attached as Exhibit A;

(B)           surrender of this Warrant to the Secretary of the Company at its principal offices or at such other office or agency as the Company may specify in writing to the Holder; and

(C)           payment of the then-applicable Exercise Price per share multiplied by the number of Warrant Shares being purchased upon exercise of the Warrant (such amount, the “Aggregate Exercise Price”) made in the form of cash, or by certified check, bank draft or money order payable in lawful money of the United States of America or in the form of a Cashless Exercise to the extent permitted in Section 1(b)(ii) below.

(ii)           In addition to the provisions of Section 1(b)(i) above, and in lieu of any cash payment required thereunder, the Holder may, in its sole discretion, exercise all or any part of the Warrant in a “cashless” or “net-issue” exercise (a “Cashless Exercise”) by delivering to the Company (1) the Notice of Exercise and (2) the original Warrant, pursuant to which the Holder shall surrender the right to receive upon exercise of this Warrant, a number of Warrant Shares having a value (as determined below) equal to the Aggregate Exercise Price, in which case, the number of Warrant Shares to be issued to the Holder upon such exercise shall be calculated using the following formula:

X              =              Y * (A - B)
A

with:	X =	the number of Warrant Shares to be issued to the Holder

	Y =	the number of Warrant Shares with respect to which the Warrant is being exercised

A =	the fair value per share of Common Stock on the date of exercise of this Warrant

B =	the then-current Exercise Price of the Warrant

Solely for the purposes of this paragraph, “fair value” per share of Common Stock shall mean the average Closing Price (as defined below) per share of Common Stock for the twenty (20) trading days immediately preceding the date on which the Notice of Exercise is deemed to have been sent to the Company.  “Closing Price” means, for any date, the price determined by the first of the following clauses that applies:  (a) if the Common Stock is then listed or quoted on the New York Stock Exchange, the American Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market or any other national securities exchange, the closing price per share of the Common Stock for such date (or the nearest preceding date) on the primary eligible market or exchange on which the Common Stock is then listed or quoted; (b) if prices for the Common Stock are then quoted on the OTC Bulletin Board, the closing bid price per share of the Common Stock for such date (or the nearest preceding date) so quoted; or (c) if prices for the Common Stock are then reported in the “Pink Sheets” published by the National Quotation Bureau Incorporated (or a similar organization or agency succeeding to its functions of reporting prices), the most recent closing bid price per share of the Common Stock so reported.  If the Common Stock is not publicly traded as set forth above, the “fair value” per share of Common Stock shall be reasonably and in good faith determined by the Board of Directors of the Company as of the date which the Notice of Exercise is deemed to have been sent to the Company.

For purposes of Rule 144 promulgated under the Securities Act, it is intended, understood and acknowledged that the Warrant Shares issued in a cashless exercise transaction shall be deemed to have been acquired by the Holder, and the holding period for such shares shall be deemed to have commenced, on the date this Warrant was originally issued.

(iii)           Upon the exercise of this Warrant in compliance with the provisions of this Section 1(b), and except as limited pursuant to the last paragraph of Section 1(b)(ii), the Company shall promptly issue and cause to be delivered to the Holder a certificate for the Warrant Shares purchased by the Holder.  Each exercise of this Warrant shall be effective immediately prior to the close of business on the date (the “Date of Exercise”) that the conditions set forth in Section 1(b) have been satisfied, as the case may be.  On the first Business Day following the date on which the Company has received each of the Notice of Exercise and the Aggregate Exercise Price (or notice of a Cashless Exercise in accordance with Section 1(b)(ii)) (the “Exercise Delivery Documents”), the Company shall transmit an acknowledgment of receipt of the Exercise Delivery Documents to the Company’s transfer agent (the “Transfer Agent”). On or before the third Business Day following the date on which the Company has received all of the Exercise Delivery Documents (the “Share Delivery Date”), the Company shall (X) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Holder, credit such aggregate number of shares of Common Stock to which the Holder is entitled pursuant to such exercise to the Holder’s or its designee’s balance account with DTC through its Deposit Withdrawal Agent Commission system, or (Y) if the Transfer Agent is not participating in the DTC Fast Automated Securities Transfer Program, issue and dispatch by overnight courier to the address as specified in the Notice of Exercise, a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of shares of Common Stock to which the Holder is entitled pursuant to such exercise.  Upon delivery of the Exercise Delivery Documents, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the certificates evidencing such Warrant Shares.

(iv)           If the Company shall fail for any reason or for no reason to issue to the Holder, within three (3) Business Days of receipt of the Exercise Delivery Documents, a certificate for the number of shares of Common Stock to which the Holder is entitled and register such shares of Common Stock on the Company’s share register or to credit the Holder’s balance account with DTC for such number of shares of Common Stock to which the Holder is entitled upon the Holder’s exercise of this Warrant, and if on or after such Business Day the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of shares of Common Stock issuable upon such exercise that the Holder anticipated receiving from the Company (a “Buy-In”), then the Company shall, within three (3) Business Days after the Holder’s request and in the Holder’s discretion, either (i) pay cash to the Holder in an amount equal to the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the “Buy-In Price”), at which point the Company’s obligation to deliver such certificate (and to issue such shares of Common Stock) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such shares of Common Stock and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Common Stock, times (B) the closing bid price on the date of exercise.

(c)           Partial Exercise.  This Warrant shall be exercisable, either in its entirety or, from time to time, for part only of the number of Warrant Shares referenced by this Warrant. If this Warrant is submitted in connection with any exercise pursuant to Section 1 and the number of Warrant Shares represented by this Warrant submitted for exercise is greater than the actual number of Warrant Shares being acquired upon such an exercise, then the Company shall as soon as practicable and in no event later than five (5) Business Days after any exercise and at its own expense, issue a new Warrant of like tenor representing the right to purchase the number of Warrant Shares purchasable immediately prior to such exercise under this Warrant, less the number of Warrant Shares with respect to which this Warrant is exercised.

(d)           Disputes.  In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 15.

2.	ISSUANCE OF WARRANT SHARES

(a)           The Company covenants that all Warrant Shares will, upon issuance in accordance with the terms of this Warrant, be (i) duly authorized, fully paid and non-assessable, and (ii) free from all liens, charges and security interests, with the exception of claims arising through the acts or omissions of any Holder and except as arising from applicable Federal and state securities laws.

(b)           The Company shall register this Warrant upon records to be maintained by the Company for that purpose in the name of the record holder of such Warrant from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner thereof for the purpose of any exercise thereof, any distribution to the Holder thereof and for all other purposes.

(c)           The Company will not, by amendment of its certificate of incorporation, by-laws or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in the taking of all action necessary or appropriate in order to protect the rights of the Holder to exercise this Warrant, or against impairment of such rights.

3.	ADJUSTMENTS OF EXERCISE PRICE, NUMBER AND TYPE OF WARRANT SHARES

(a)           The Exercise Price and the number of shares purchasable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the occurrence of certain events described in this Section 3; provided, that notwithstanding the provisions of this Section 3, the Company shall not be required to make any adjustment if and to the extent that such adjustment would require the Company to issue a number of shares of Common Stock in excess of its authorized but unissued shares of Common Stock, less all amounts of Common Stock that have been reserved for issue upon the conversion of all outstanding securities convertible into shares of Common Stock and the exercise of all outstanding options, warrants and other rights exercisable for shares of Common Stock.  If the Company does not have the requisite number of authorized but unissued shares of Common Stock to make any adjustment, the Company shall use its commercially best efforts to obtain the necessary stockholder consent to increase the authorized number of shares of Common Stock to make such an adjustment pursuant to this Section 3.

(i)           Subdivision or Combination of Stock. In case the Company shall at any time subdivide (whether by way of stock dividend, stock split or otherwise) its outstanding shares of Common Stock into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall be proportionately reduced and the number of Warrant Shares shall be proportionately increased, and conversely, in case the outstanding shares of Common Stock of the Company shall be combined (whether by way of stock combination, reverse stock split or otherwise) into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall be proportionately increased and the number of Warrant Shares shall be proportionately decreased.  The Exercise Price and the Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 3(a)(i).

(ii)         Dividends in Stock, Property, Reclassification. If at any time, or from time to time, all of the holders of Common Stock (or any shares of stock or other securities at the time receivable upon the exercise of this Warrant) shall have received or become entitled to  receive, without payment therefore:

(A)           any shares of stock or other securities that are at any time directly or indirectly convertible into or exchangeable for Common Stock, or any rights or options to subscribe for, purchase or otherwise acquire any of the foregoing by way of dividend or other distribution, or

(B)           additional stock or other securities or property (including cash) by way of spin-off, split-up, reclassification, combination of shares or similar corporate rearrangement (other than shares of Common Stock issued as a stock split or adjustments in respect of which shall be covered by the terms of Section 3(a)(i) above), then and in each such case, the Exercise Price and the number of Warrant Shares to be obtained upon exercise of this Warrant shall be adjusted proportionately, and the Holder hereof shall, upon the exercise of this Warrant, be entitled to receive, in addition to the number of shares of Common Stock receivable thereupon, and without payment of any additional consideration therefor, the amount of stock and other securities and property (including cash in the cases referred to above) that such Holder would hold on the date of such exercise had such Holder been the holder of record of such Common Stock as of the date on which holders of Common Stock received or became entitled to receive such shares or all other additional stock and other securities and property.  The Exercise Price and the Warrant Shares, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described in this Section 3(a)(ii).

(iii)           Reorganization, Reclassification, Consolidation, Merger or Sale. If any recapitalization, reclassification or reorganization of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets or other transaction shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities, or other assets or property (an “Organic Change”), then, as a condition of such Organic Change, lawful and adequate provisions shall be made by the Company whereby the Holder hereof shall thereafter have the right to purchase and receive (in lieu of the shares of the Common Stock of the Company immediately theretofore purchasable and receivable upon the exercise of the rights represented by this Warrant) such shares of stock, securities or other assets or property as may be issued or payable with respect to or in exchange for a number of outstanding shares of such Common Stock equal to the number of shares of such stock immediately theretofore purchasable and receivable assuming the full exercise of the rights represented by this Warrant. In the event of any Organic Change, appropriate provision shall be made by the Company with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustments of the Exercise Price and of the number of shares purchasable and receivable upon the exercise of this Warrant and registration rights) shall thereafter be applicable, in relation to any shares of stock, securities or assets thereafter deliverable upon the exercise hereof. The Company will not effect any such consolidation, merger or sale unless, prior to the consummation thereof, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall assume by written instrument reasonably satisfactory in form and substance to the Holder executed and mailed or delivered to the registered Holder hereof at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder such shares of stock, securities or assets as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.  If there is an Organic Change, then the Company shall cause to be mailed to the Holder at its last address as it shall appear on the books and records of the Company, at least 10 calendar days before the effective date of the Organic Change, a notice stating the date on which such Organic Change is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares for securities, cash, or other property delivered upon such Organic Change; provided, that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice.  The Holder is entitled to exercise this Warrant during the 10-day period commencing on the date of such notice to the effective date of the event triggering such notice.  In any event, the successor corporation (if other than the Company) resulting from such consolidation or merger or the corporation purchasing such assets shall be deemed to assume such obligation to deliver to such Holder such shares of stock, securities or assets even in the absence of a written instrument assuming such obligation to the extent such assumption occurs by operation of law.

(b)           Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 3, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall promptly furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; and (ii) the number of shares and the amount, if any, of other property which at the time would be received upon the exercise of the Warrant.

(c)           Certain Events. If any event occurs as to which the other provisions of this Section 3 are not strictly applicable but the lack of any adjustment would not fairly protect the purchase rights of the Holder under this Warrant in accordance with the basic intent and principles of such provisions, or if strictly applicable would not fairly protect the purchase rights of the Holder under this Warrant in accordance with the basic intent and principles of such provisions, then the Company's Board of Directors will, in good faith, make an appropriate adjustment to protect the rights of the Holder; provided, that no such adjustment pursuant to this Section 3(c) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 3.

(d)           Adjustment of Exercise Price Upon Issuance of Additional Shares of Common Stock.  In the event the Company shall at any time prior to the Expiration Date issue Additional Shares of Common Stock, as defined below, without consideration or for a consideration per share less than the Exercise Price in effect immediately prior to such issue, then the Exercise Price shall be reduced, concurrently with such issue, to a price (calculated to the nearest cent) determined by multiplying such Exercise Price by a fraction, (A) the numerator of which shall be (1) the number of shares of Common Stock outstanding immediately prior to such issue plus (2) the number of shares of Common Stock which the aggregate consideration received or to be received by the Company for the total number of Additional Shares of Common Stock so issued would purchase at such Exercise Price; and (B) the denominator of which shall be the number of shares of Common Stock outstanding immediately prior to such issue plus the number of such Additional Shares of Common Stock so issued; provided that, (i) for the purpose of this Section 3(d), all shares of Common Stock issuable upon conversion or exchange of convertible securities outstanding immediately prior to such issue shall be deemed to be outstanding, and (ii) the number of shares of Common Stock deemed issuable upon conversion or exchange of such outstanding convertible securities shall be determined without giving effect to any adjustments to the conversion or exchange price or conversion or exchange rate of such convertible securities resulting from the issuance of Additional Shares of Common Stock that is the subject of this calculation.  For purposes of this Warrant, “Additional Shares of Common Stock” shall mean all shares of Common Stock issued by the Company after the Effective Date (including without limitation any shares of Common Stock issuable upon conversion or exchange of any convertible securities or upon exercise of any option or warrant, on an as-converted basis), other than: (i) shares of Common Stock issued or issuable upon conversion or exchange of any convertible securities or exercise of any options or warrants outstanding on the Effective Date; (ii) shares of Common Stock issued or issuable by reason of a dividend, stock split, split-up or other distribution on shares of Common Stock that is covered by Sections 3(a)(i) through 3(a)(iii) above; (iii) shares of Common Stock (or options with respect thereto) issued or issuable to employees or directors of, or consultants to, the Company or any of its subsidiaries pursuant to a plan, agreement or arrangement approved by the Board of Directors of the Company; (iv) any securities issued or issuable by the Company pursuant to (A) the Company’s Private Placement  Memorandum thereunder or (B) the reverse triangular merger of InVivo Therapeutics Corporation with a wholly owned subsidiary of the Company as contemplated in the Private Placement Memorandum “Merger”); (v) securities issued pursuant to acquisitions or strategic transactions approved by a majority of disinterested directors of the Company, provided that any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities and (vi) securities issued to financial institutions, institutional investors or lessors in connection with credit arrangements, equipment financings or similar transactions approved by a majority of disinterested directors of the Company.  The provisions of this Section 3(d) shall not operate to increase the Exercise Price.

Upon each adjustment of the Exercise Price pursuant to the provisions of this Section 3(d), the number of Warrant Shares issuable upon exercise of this Warrant shall be adjusted by multiplying a number equal to the Exercise Price in effect immediately prior to such adjustment by the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such adjustment and dividing the product so obtained by the adjusted Exercise Price.

4.           INTENTIONALLY OMITTED.

5.	TRANSFERS AND EXCHANGES OF WARRANT AND WARRANT SHARES

(a)           Registration of Transfers and Exchanges. Subject to Section 5(c), upon the Holder’s surrender of this Warrant, with a duly executed copy of the Form of Assignment attached as Exhibit B, to the Secretary of the Company at its principal offices or at such other office or agency as the Company may specify in writing to the Holder, the Company shall register the transfer of all or any portion of this Warrant. Upon such registration of transfer, the Company shall issue a new Warrant, in substantially the form of this Warrant, evidencing the acquisition rights transferred to the transferee and a new Warrant, in similar form, evidencing the remaining acquisition rights not transferred, to the Holder requesting the transfer.

(b)           Warrant Exchangeable for Different Denominations. The Holder may exchange this Warrant for a new Warrant or Warrants, in substantially the form of this Warrant, evidencing in the aggregate the right to purchase the number of Warrant Shares which may then be purchased hereunder, each of such new Warrants to be dated the date of such exchange and to represent the right to purchase such number of Warrant Shares as shall be designated by the Holder. The Holder shall surrender this Warrant with duly executed instructions regarding such re-certification of this Warrant to the Secretary of the Company at its principal offices or at such other office or agency as the Company may specify in writing to the Holder.

(c)           Restrictions on Transfers. This Warrant may not be transferred at any time without (i) registration under the Securities Act or (ii) an exemption from such registration and a written opinion of legal counsel addressed to the Company that the proposed transfer of the Warrant may be effected without registration under the Securities Act, which opinion will be in form and from counsel reasonably satisfactory to the Company.

(d)           Permitted Transfers and Assignments.  Notwithstanding any provision to the contrary in this Section 5, the Holder may transfer, with or without consideration, this Warrant or any of the Warrant Shares (or a portion thereof) to the Holder’s Affiliates (as such term is defined under Rule 144 of the Securities Act) without obtaining the opinion from counsel that may be required by Section 5(c)(ii), provided, that the Holder delivers to the Company and its counsel certification, documentation, and other assurances reasonably required by the Company’s counsel to enable the Company’s counsel to render an opinion to the Company’s Transfer Agent that such transfer does not violate applicable securities laws.

(e)           Permitted Designees.  Notwithstanding anything contained herein, the Company shall, upon written instructions from the Holder to be delivered to the Company within ninety (90) calendar days following the date of the issuance of this Warrant, transfer all or a portion of this Warrant to officers, directors, employees and other associated persons of the Holder and other registered dealers, agents and finders (collectively, “Permitted Designees”).  Such transfer shall be effective upon delivery of this Warrant and the form of assignment attached hereto as Exhibit B, accompanied by an investment letter in form and substance satisfactory to the Company.

6.	MUTILATED OR MISSING WARRANT CERTIFICATE

If this Warrant is mutilated, lost, stolen or destroyed, upon request by the Holder, the Company will, at its expense, issue, in exchange for and upon cancellation of the mutilated Warrant, or in substitution for the lost, stolen or destroyed Warrant, a new Warrant, in substantially the form of this Warrant, representing the right to acquire the equivalent number of Warrant Shares; provided, that, as a prerequisite to the issuance of a substitute Warrant, the Company may require satisfactory evidence of loss, theft or destruction as well as an indemnity from the Holder of a lost, stolen or destroyed Warrant.

7.	PAYMENT OF TAXES

The Company will pay all transfer and stock issuance taxes attributable to the preparation, issuance and delivery of this Warrant and the Warrant Shares (and replacement Warrants) including, without limitation, all documentary and stamp taxes; provided, however, that the Company shall not be required to pay any tax in respect of the transfer of this Warrant, or the issuance or delivery of certificates for Warrant Shares or other securities in respect of the Warrant Shares to any person or entity other than to the Holder.

8.            FRACTIONAL WARRANT SHARES

No fractional Warrant Shares shall be issued upon exercise of this Warrant. The Company, in lieu of issuing any fractional Warrant Share, shall round up the number of Warrant Shares issuable to nearest whole share.

9.	NO STOCK RIGHTS AND LEGEND

No holder of this Warrant, as such, shall be entitled to vote or be deemed the holder of any other securities of the Company that may at any time be issuable on the exercise hereof, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, the rights of a stockholder of the Company or the right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or give or withhold consent to any corporate action or to receive notice of meetings or other actions affecting stockholders (except as provided herein), or to receive dividends or subscription rights or otherwise (except as provide herein).

Each certificate for Warrant Shares initially issued upon the exercise of this Warrant, and each certificate for Warrant Shares issued to any subsequent transferee of any such certificate, shall be stamped or otherwise imprinted with a legend in substantially the following form:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY STATE SECURITIES LAWS, AND NEITHER SUCH SECURITIES NOR ANY INTEREST THEREIN MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR OTHERWISE TRANSFERRED UNLESS (1) A REGISTRATION STATEMENT WITH  RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR (2) AN EXEMPTION FROM SUCH REGISTRATION EXISTS AND THE COMPANY RECEIVES AN OPINION OF COUNSEL TO THE HOLDER OF SUCH SECURITIES, WHICH COUNSEL AND OPINION ARE REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH SECURITIES MAY BE OFFERED, SOLD, PLEDGED, ASSIGNED OR TRANSFERRED IN THE MANNER CONTEMPLATED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR   APPLICABLE STATE SECURITIES LAWS.”

10.          NOTICES

All notices, consents, waivers, and other communications under this Warrant must be in writing and will be deemed given to a party when (a) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (b) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; (c) received or rejected by the addressee, if sent by certified mail, return receipt requested, if to the registered Holder hereof; or (d) seven days after the placement of the notice into the mails (first class postage prepaid), to the Holder, to it at 535 Madison Avenue, 12th Floor, New York, New York 10022, Attention: John Heidenreich, President, telefax number (212) 888-9103, with a copy to: Littman Krooks LLP, 655 Third Avenue, 20th Floor, New York, New York 10017, Attn: Steven D. Uslaner, Esq., telefax number (212) 490-2990,, or if to the Company, to it at One Broadway, 14th Floor, Cambridge, Ma. 02142, Attention: Frank Reynolds, Chief Executive Officer (or to such other address, facsimile number, or e-mail address as the Holder or the Company as a party may designate by notice the other party) with a copy to Meister Seelig & Fein LLP, 2 Grand Central Tower, 140 East 45th Street, 19th Floor, New York, NY 10017, Attention:  Mitchell L. Lampert, Esq.

11.	SEVERABILITY

If a court of competent jurisdiction holds any provision of this Warrant invalid or unenforceable, the other provisions of this Warrant will remain in full force and effect. Any provision of this Warrant held invalid or unenforceable only in part or degree will remain in full force and effect to the extent not held invalid or unenforceable.

12.	BINDING EFFECT

This Warrant shall be binding upon and inure to the sole and exclusive benefit of the Company, its successors and assigns, the registered Holder or Holders from time to time of this Warrant and the Warrant Shares.

13.	SURVIVAL OF RIGHTS AND DUTIES

This Warrant shall terminate and be of no further force and effect on the earlier of 5:00 P.M., Eastern Time, on the Expiration Date or the date on which this Warrant has been exercised in full.

14.	GOVERNING LAW

This Warrant will be governed by and construed under the laws of the State of New York without regard to conflicts of laws principles that would require the application of any other law.

15.	DISPUTE RESOLUTION

In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the Warrant Shares, the Company shall submit the disputed determinations or arithmetic calculations via facsimile within two Business Days of receipt of the Notice of Exercise giving rise to such dispute, as the case may be, to the Holder. If the Holder and the Company are unable to agree upon such determination or calculation of the Exercise Price or the Warrant Shares within three Business Days of such disputed determination or arithmetic calculation being submitted to the Holder, then the Company shall, within two Business Days, submit via facsimile (a) the disputed determination of the Exercise Price to an independent, reputable investment bank selected by the Company and approved by the Holder or (b) the disputed arithmetic calculation of the Warrant Shares to the Company’s independent, outside accountant. The Company shall cause at its expense the investment bank or the accountant, as the case may be, to perform the determinations or calculations and notify the Company and the Holder of the results no later than ten (10) Business Days from the time it receives the disputed determinations or calculations. Such investment bank’s or accountant’s determination or calculation, as the case may be, shall be binding upon all parties absent demonstrable error.

16.	NOTICES OF RECORD DATE

Upon (a) any establishment by the Company of a record date of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or right or option to acquire securities of the Company, or any other right, or (b) any capital reorganization, reclassification, recapitalization, merger or consolidation of the Company with or into any other corporation, any transfer of all or substantially all the assets of the Company, or any voluntary or involuntary dissolution, liquidation or winding up of the Company, or the sale, in a single transaction, of a majority of the Company’s voting stock (whether newly issued, or from treasury, or previously issued and then outstanding, or any combination thereof), the Company shall mail to the Holder at least ten (10) Business Days, or such longer period as may be required by law, prior to the record date specified therein, a notice specifying (i) the date established as the record date for the purpose of such dividend, distribution, option or right and a description of such dividend, option or right, (ii) the date on which any such reorganization, reclassification, transfer, consolidation, merger, dissolution, liquidation or winding up, or sale is expected to become effective and (iii) the date, if any, fixed as to when the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, transfer, consolation, merger, dissolution, liquidation or winding up.

17.	RESERVATION OF SHARES

The Company shall reserve and keep available out of its authorized but unissued shares of Common Stock for issuance upon the exercise of this Warrant, free from pre-emptive rights, such number of shares of Common Stock for which this Warrant shall from time to time be exercisable.  The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation. Without limiting the generality of the foregoing, the Company covenants that it will use commercially reasonable efforts to take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and use commercially reasonable efforts to obtain all such authorizations, exemptions or consents, including but not limited to consents from the Company’s stockholders or Board of Directors or any public regulatory body, as may be necessary to enable the Company to perform its obligations under this Warrant.

18.	NO THIRD PARTY RIGHTS

This Warrant is not intended, and will not be construed, to create any rights in any parties other than the Company and the Holder, and no person or entity may assert any rights as third-party beneficiary hereunder.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed as of the date first set forth above.

INVIVO THERAPEUTICS HOLDINGS CORP.

By:
Name:
Title:

EXHIBIT A

NOTICE OF EXERCISE
(To be executed by the Holder of Warrant if such Holder desires to exercise Warrant)

To InVivo Therapeutics Holdings Corp.:

The undersigned hereby irrevocably elects to exercise this Warrant and to purchase thereunder, ___________________ full shares of [InVivo Therapeutics Holdings Corp.] common stock issuable upon exercise of the Warrant and delivery of:

(1)                 $_________ (in cash as provided for in the foregoing Warrant) and any applicable taxes payable by the undersigned pursuant to such Warrant; and

(2)                 __________ shares of Common Stock (pursuant to a Cashless Exercise in accordance with Section 1(b)(ii) of the Warrant) (check here if the undersigned desires to deliver an unspecified number of shares equal the number sufficient to effect a Cashless Exercise [___]).

The undersigned requests that certificates for such shares be issued in the name of:

_________________________________________
(Please print name, address and social security or federal employer identification number (if applicable))

_________________________________________

_________________________________________

If the shares issuable upon this exercise of the Warrant are not all of the Warrant Shares which the Holder is entitled to acquire upon the exercise of the Warrant, the undersigned requests that a new Warrant evidencing the rights not so exercised be issued in the name of and delivered to:

_________________________________________
(Please print name, address and social security or federal employer identification number (if applicable))

_________________________________________

_________________________________________

Name of Holder (print):
(Signature):
(By:)
(Title:)
Dated:

EXHIBIT B

FORM OF ASSIGNMENT

FOR VALUE RECEIVED, ___________________________________ hereby sells, assigns and transfers to each assignee set forth below all of the rights of the undersigned under the Warrant (as defined in and evidenced by the attached Warrant) to acquire the number of Warrant Shares set opposite the name of such assignee below and in and to the foregoing Warrant with respect to said acquisition rights and the shares issuable upon exercise of the Warrant:

Name of Assignee	Address	Number of Shares

If the total of the Warrant Shares are not all of the Warrant Shares evidenced by the foregoing Warrant, the undersigned requests that a new Warrant evidencing the right to acquire the Warrant Shares not so assigned be issued in the name of and delivered to the undersigned.

Name of Holder (print):
(Signature):
(By:)
(Title:)
Dated: